EXHIBIT 4.5

BA CREDIT CARD TRUST

as Issuer

and

THE BANK OF NEW YORK MELLON

as Indenture Trustee

[FORM OF] THIRD AMENDED AND RESTATED

BASERIES INDENTURE SUPPLEMENT

dated as of [_____] [__], 201[_]

to

FOURTH AMENDED AND RESTATED INDENTURE

dated as of [_____] [__], 201[_]

TABLE OF CONTENTS

		Page

ARTICLE I	Definitions and Other Provisions of General Application	1

Section 1.01.	Definitions	1
Section 1.02.	Governing Law; Submission to Jurisdiction; Agent for Service of Process	13
Section 1.03.	Counterparts	13
Section 1.04.	Ratification of Indenture	13

ARTICLE II	The Notes	14

Section 2.01.	Creation, Designation, and Continuation	14
Section 2.02.	New Issuances of Notes	14
Section 2.03.	Required Subordinated Amount Conditions to Issuance of a Tranche of a Senior Class of Notes	14

ARTICLE III	Allocations, Deposits and Payments	17

Section 3.01.	Allocations of BAseries Available Funds	17
Section 3.02.	Targeted Deposits to the Interest Funding Account	17
Section 3.03.	Allocations of BAseries Available Funds to Interest Funding Sub‑Accounts	18
Section 3.04.	Amounts to Be Treated as BAseries Available Funds; Payments Received from Derivative Counterparties for Interest in Foreign Currencies; Other Deposits to the Interest Funding Sub‑Accounts	19
Section 3.05.	Allocations of Reductions from Investor Charge‑Offs to the Nominal Liquidation Amount of Subordinated Classes	20
Section 3.06.	Allocations of Reimbursements of Nominal Liquidation Amount Deficits	22
Section 3.07.	Application of BAseries Available Principal Amounts	23
Section 3.08.	Allocation of Servicing Fee Shortfalls	24
Section 3.09.	Computation of Reductions to the Nominal Liquidation Amount of Subordinated Classes from Reallocations of BAseries Available Principal Amounts	25
Section 3.10.	Targeted Deposits of BAseries Available Principal Amounts to the Principal Funding Account.	26
Section 3.11.	Allocations among Principal Funding Sub‑Accounts	28
Section 3.12.	Amounts to Be Treated as BAseries Available Principal Amounts; Payments Received from Derivative Counterparties for Principal; Other Deposits to Principal Funding sub‑Accounts	29
Section 3.13.	Withdrawals from Interest Funding Account	30
Section 3.14.	Withdrawals from Principal Funding Account	31

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EXHIBITS

EXHIBIT A‑1	[FORM OF] CLASS A NOTE

EXHIBIT A‑2	[FORM OF] CLASS B NOTE

EXHIBIT A‑3	[FORM OF] CLASS C NOTE

EXHIBIT B	[FORM OF] BASERIES SCHEDULE TO PAYMENT INSTRUCTIONS

EXHIBIT C	[FORM OF] BASERIES SCHEDULE TO MONTHLY NOTEHOLDERS’ STATEMENT

SCHEDULE 1	LIST OF TERMS DOCUMENTS

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This THIRD AMENDED AND RESTATED BASERIES INDENTURE SUPPLEMENT (this “Indenture Supplement”) by and between BA CREDIT CARD TRUST, a statutory trust created under the laws of the State of Delaware (the “Issuer”), having its principal office at Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890, and THE BANK OF NEW YORK MELLON, a New York banking corporation (the “Indenture Trustee”), is made and entered into as of [_____] [__], 201[_] and supplements the FOURTH AMENDED AND RESTATED INDENTURE, dated as of [_____] [__], 201[_], by and between the Issuer and the Indenture Trustee (the “Indenture”)

WHEREAS, MBNA Credit Card Master Note Trust (as predecessor to BA Credit Card Trust) and the Indenture Trustee have heretofore executed and delivered an MBNAseries Indenture Supplement, dated as of May 24, 2001 (as amended, supplemented or otherwise modified prior to June 10, 2006, the “Original Indenture Supplement”);

WHEREAS, BA Credit Card Trust and the Indenture Trustee have heretofore executed and delivered an Amended and Restated BAseries Indenture Supplement, dated as of June 10, 2006 (as amended, supplemented or otherwise modified prior to the date hereof, the “Amended and Restated Indenture Supplement”); and

WHEREAS, BA Credit Card Trust and the Indenture Trustee have heretofore executed and delivered a Second Amended and Restated BAseries Indenture Supplement, dated as of October 1, 2014 (as amended, supplemented or otherwise modified prior to the date hereof, the “Second Amended and Restated Indenture Supplement”).

NOW, THEREFORE, the Issuer and the Indenture Trustee hereby agree that effective on and as of the date hereof, the Second Amended and Restated Indenture Supplement is hereby amended and restated in its entirety as follows:

ARTICLE I

Definitions and Other Provisions of General Application

Section 1.01.           Definitions.  For all purposes of this Indenture Supplement, except as otherwise expressly provided or unless the context otherwise requires:

(1)            the terms defined in this Article have the meanings assigned to them in this Article, and include the plural as well as the singular;

(2)            all other terms used herein which are defined in the Indenture, either directly or by reference therein, have the meanings assigned to them therein;

(3)            all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles and, except as otherwise herein expressly provided, the term “generally accepted accounting principles” with respect to any computation required or permitted hereunder means such accounting principles as are generally accepted in the United States of America at the date of such computation;

(4)        all references in this Indenture to designated “Articles,” “Sections” and other subdivisions are to the designated Articles, Sections and other subdivisions of this Indenture Supplement as originally executed.  The words “herein,” “hereof” and “hereunder” and other words of similar import refer to this Indenture Supplement as a whole and not to any particular Article, Section or other subdivision;

(5)        in the event that any term or provision contained herein shall conflict with or be inconsistent with any term or provision contained in the Indenture, the terms and provisions of this Indenture Supplement shall be controlling;

(6)        each capitalized term defined herein shall relate only to the BAseries Notes and no other Series of Notes issued by the Issuer; and

(7)        “including” and words of similar import will be deemed to be followed by “without limitation.”

“Accumulation Commencement Date” means, for each tranche of Notes, the first Business Day of the month that is twelve (12) whole calendar months prior to the Expected Principal Payment Date for such tranche of Notes; provided, however, that, if the Accumulation Period Length for such tranche of Notes is less than twelve (12) months, the Accumulation Commencement Date will be the first Business Day of the month that is the number of whole months prior to such Expected Principal Payment Date at least equal to the Accumulation Period Length and, as a result, the number of Monthly Periods during the period from the Accumulation Commencement Date to such Expected Principal Payment Date will at least equal the Accumulation Period Length.

“Accumulation Period Factor” means, for any tranche of Notes for each Monthly Period, a fraction, the numerator of which is equal to the sum of the initial investor interests of all outstanding Series (as defined in the Pooling and Servicing Agreement) including the Collateral Certificate, and the denominator of which is equal to the sum of (a) the Initial Dollar Principal Amount of such tranche of Notes, (b) the initial investor interests of all outstanding Series of investor certificates issued by the Master Trust (other than the Collateral Certificate) which are not expected to be in their revolving periods (as such terms are defined in the Pooling and Servicing Agreement), (c) the initial investor interests of all outstanding Series of investor certificates issued by the Master Trust (other than the Collateral Certificate) which are not allocating Shared Principal Collections to other Series of investor certificates issued by the Master Trust and are in their revolving periods (as such terms are defined in the Pooling and Servicing Agreement), and (d) the Initial Dollar Principal Amount of any tranche of notes (other than such tranche of Notes) of the Issuer for which amounts are targeted to be deposited into a principal funding account with respect to such Monthly Period; provided, however, that this definition may be changed at any time if the Note Rating Agencies provide prior written confirmation that a Ratings Effect will not occur with respect to such change.

“Accumulation Period Length” is defined in Section 3.10(b)(ii).

“Accumulation Reserve Account” means the trust account designated as such and established pursuant to Section 5.01(a).

“Accumulation Reserve Sub‑Account Earnings” means, with respect to each Transfer Date, the investment earnings on funds in the Accumulation Reserve Account (net of investment expenses and losses) for the period from and including the immediately preceding Transfer Date to but excluding such Transfer Date.

“Aggregate Investor Default Amount” is defined in the Series 2001‑D Supplement.

“Aggregate Series Available Funds Shortfall” means the sum of the Series Available Funds Shortfalls (as such term is defined in each of the related Indenture Supplements) for each Excess Available Funds Sharing Series in Excess Available Funds Sharing Group One.

“Amended and Restated Indenture Supplement” has the meaning specified in the recitals hereto.

“BAseries Available Funds” means, with respect to any Transfer Date, the sum of (a) Available Funds allocated to the BAseries pursuant to Section 501 of the Indenture, (b) any amounts to be treated as BAseries Available Funds pursuant to Sections 3.04(a) and 3.20(d) and (c) any amounts to be treated as BAseries Available Funds pursuant to any terms document.

“BAseries Available Principal Amounts” means the sum of (a) Available Principal Amounts allocated to the BAseries pursuant to Section 502 of the Indenture, (b) any amounts to be treated as BAseries Available Principal Amounts pursuant to Section 3.12(a) and (c) any amounts to be treated as BAseries Available Principal Amounts pursuant to any terms document.

“BAseries Investor Default Amount” means, with respect to any Monthly Period, the sum, for each day during such Monthly Period, of the product of the Investor Default Amounts (as such term is defined in the Series 2001‑D Supplement) with respect to each such day and the percentage equivalent of a fraction the numerator of which is the Available Funds Allocation Amount for the BAseries for such day and the denominator of which is the Available Funds Allocation Amount for all series of Notes for such day.

“BAseries Servicing Fee” means, with respect to any Monthly Period, the pro rata portion of the Net Servicing Fee (as such term is defined in the Series 2001‑D Supplement) allocable to the BAseries based on the ratio of the Weighted Average Available Funds Allocation Amount for the BAseries for such Monthly Period to the Weighted Average Available Funds Allocation Amount for all series of Notes for such Monthly Period.

“Class A Notes” means a Note specified in the applicable terms document as belonging to Class A.

“Class A Required Subordinated Amount” means, with respect to any tranche of Class A Notes, the aggregate Nominal Liquidation Amount of Class B Notes or Class C Notes, as the case may be, as specified in the applicable terms document for such tranche of Class A Notes, that is required to be outstanding and available on any date such tranche of Class A Notes is Outstanding.

“Class A Unused Subordinated Amount of Class B Notes” means for any tranche of Outstanding Class A Notes, with respect to any Transfer Date, an amount equal to the Class A Required Subordinated Amount of Class B Notes minus the Class A Usage of the Class B Required Subordinated Amount, each as of such Transfer Date.

“Class A Unused Subordinated Amount of Class C Notes” means for any tranche of Outstanding Class A Notes, with respect to any Transfer Date, an amount equal to the Class A Required Subordinated Amount of Class C Notes minus the Class A Usage of the Class C Required Subordinated Amount, each as of such Transfer Date.

“Class A Usage of Class B Required Subordinated Amount” means, with respect to any tranche of Outstanding Class A Notes, zero on the date of issuance of such tranche and on any Transfer Date thereafter the Class A Usage of Class B Required Subordinated Amount as of the preceding date of determination plus the sum of the following amounts (in each case, such amount shall not exceed the Class A Unused Subordinated Amount of Class B Notes for such tranche of Class A Notes after giving effect to the previous clauses, if any):

(a)        an amount equal to the product of (A) a fraction, the numerator of which is the Class A Unused Subordinated Amount of Class B Notes for that tranche of Class A Notes (as of the last day of the preceding Monthly Period) and the denominator of which is the aggregate Nominal Liquidation Amount of all Class B Notes (as of the last day of the preceding Monthly Period), times (B) the aggregate amount of Investor Charge‑Offs initially allocated to Class B Notes pursuant to Section 3.05(a) which did not result in a Class A Usage of Class C Required Subordinated Amount for such tranche of Class A Notes on such Transfer Date; plus

(b)        the amount of Investor Charge‑Offs initially allocated to that tranche of Class A Notes pursuant to Section 3.05(a) and then reallocated on such Transfer Date to Class B Notes pursuant to Section 3.05(b); plus

(c)        the amount of BAseries Available Principal Amounts reallocated on such Transfer Date to the Interest Funding sub‑Account for that tranche of Class A Notes pursuant to Section 3.07(a) which did not result in a Class A Usage of Class C Required Subordinated Amount for such tranche of Class A Notes; plus

(d)        the aggregate amount of BAseries Available Principal Amounts reallocated to pay any amount to the Servicer for such tranche of Class A Notes pursuant to Sections 3.07(c) which did not result in a Class A Usage of Class C Required Subordinated Amount for such tranche of Class A Notes on such Transfer Date; minus

(e)        an amount (not to exceed the Class A Usage of Class B Required Subordinated Amount after giving effect to the amounts computed pursuant to clauses (a) through (d) above) equal to the sum of (x) the product of (A) a fraction, the numerator of which is the Class A Usage of Class B Required Subordinated Amount (prior to giving effect to any reimbursement of Class B Nominal Liquidation Amount Deficits on such Transfer Date) for such tranche of Class A Notes and the denominator of which is the aggregate Class B Nominal Liquidation Amount Deficits (prior to giving effect to any reimbursement of Class B Nominal Liquidation Amount Deficits on such Transfer Date) of all Class B Notes, times (B) the aggregate amount of the Nominal Liquidation Amount Deficits of any tranche of Class B Notes which are reimbursed on such Transfer Date pursuant to Section 3.06(b), plus (y) if the aggregate Class A Usage of Class B Required Subordinated Amount (prior to giving effect to any reimbursement of Class B Nominal Liquidation Amount Deficits on such Transfer Date) for all Class A Notes exceeds the aggregate Class B Nominal Liquidation Amount Deficits of all Class B Notes (prior to giving effect to any reimbursement on such Transfer Date), the product of (A) a fraction, the numerator of which is the amount of such excess and the denominator of which is the aggregate Class C Nominal Liquidation Amount Deficits (prior to giving effect to any reimbursement of a Class C Nominal Liquidation Amount Deficit on such Transfer Date) of all Class C Notes, times (B) the aggregate amount of the Nominal Liquidation Amount Deficits of any tranche of Class C Notes (prior to giving effect to such reimbursement) which are reimbursed on such Transfer Date times (C) a fraction, the numerator of which is the Class A Usage of Class B Required Subordinated Amount of such tranche of Class A Notes (prior to giving effect to such reimbursement) and the denominator of which is the Class A Usage of Class B Required Subordinated Amount for all Class A Notes (prior to giving effect to such reimbursement).

“Class A Usage of Class C Required Subordinated Amount” means, with respect to any tranche of Outstanding Class A Notes, zero on the date of issuance of such tranche and on any Transfer Date thereafter the Class A Usage of Class C Required Subordinated Amount as of the preceding date of determination plus the sum of the following amounts (in each case, such amount shall not exceed the Class A Unused Subordinated Amount of Class C Notes for such tranche of Class A Notes after giving effect to the previous clauses, if any):

(a)        an amount equal to the product of (A) a fraction, the numerator of which is the Class A Unused Subordinated Amount of Class C Notes for such tranche of Class A Notes (as of the last day of the preceding Monthly Period) and the denominator of which is the aggregate Nominal Liquidation Amount of all Class C Notes (as of the last day of the preceding Monthly Period), times (B) the aggregate amount of Investor Charge‑Offs initially allocated on such Transfer Date to all Class C Notes pursuant to Section 3.05(a); plus

(b)        the amount of Investor Charge‑Offs initially allocated to that tranche of Class A Notes pursuant to Section 3.05(a) and then reallocated to Class C Notes pursuant to Section 3.05(b); plus

(c)        an amount equal to the product of (A) a fraction, the numerator of which is the Class A Unused Subordinated Amount of Class B Notes for that tranche of Class A Notes (as of the last day of the preceding Monthly Period) and the denominator of which is the aggregate Nominal Liquidation Amount of all Class B Notes (as of the last day of the preceding Monthly Period), times (B) the aggregate amount of Investor Charge‑Offs initially allocated to Class B Notes pursuant to Section 3.05(a); plus

(d)        the amount of BAseries Available Principal Amounts reallocated on such Transfer Date to the Interest Funding sub‑Account for that tranche of Class A Notes pursuant to Section 3.07(a); plus

(e)        an amount equal to the product of (A) a fraction, the numerator of which is the Class A Unused Subordinated Amount of Class B Notes for such tranche of Class A Notes (as of the last day of the preceding Monthly Period) and the denominator of which is the aggregate Nominal Liquidation Amount of all Class B Notes (as of the last day of the preceding Monthly Period), times (B) the amount of BAseries Available Principal Amounts reallocated on such Transfer Date to the Interest Funding sub‑Account for any tranche of Class B Notes pursuant to Section 3.07(b); plus

(f)         the amount of BAseries Available Principal Amounts reallocated on such Transfer Date to pay any amount to the Servicer for such tranche of Class A Notes pursuant to Sections 3.07(c); plus

(g)        an amount equal to the product of (A) a fraction, the numerator of which is the Class A Unused Subordinated Amount of Class B Notes for that tranche of Class A Notes (as of the last day of the preceding Monthly Period) and the denominator of which is the aggregate Nominal Liquidation Amount of all Class B Notes (as of the last day of the preceding Monthly Period), times (B) the amount of BAseries Available Principal Amounts reallocated on such Transfer Date to pay any amount to the Servicer for any tranche of Class B Notes pursuant to Section 3.07(d); minus

(h)            an amount (not to exceed the Class A Usage of Class C Required Subordinated Amount after giving effect to the amounts computed pursuant to clauses (a) through (g) above) equal to the product of (A) a fraction, the numerator of which is the Class A Usage of Class C Required Subordinated Amount (prior to giving effect to any reimbursement of Class C Nominal Liquidation Amount Deficits on such Transfer Date) for that tranche of Class A Notes and the denominator of which is the aggregate Nominal Liquidation Amount Deficits (prior to giving effect to such reimbursement) of all Class C Notes, times (B) the aggregate Nominal Liquidation Amount Deficits of all Class C Notes which are reimbursed on such Transfer Date pursuant to Section 3.06(c).

“Class B Notes” means a Note specified in the applicable terms document to this Indenture Supplement as belonging to Class B.

“Class B Required Subordinated Amount” means, with respect to any tranche of Class B Notes, the aggregate Nominal Liquidation Amount of Class C Notes as specified in the applicable terms document for such tranche of Class B Notes, that is required to be outstanding and available on any date such tranche of Class B Notes is Outstanding.

“Class B Unused Subordinated Amount of Class C Notes” means for any tranche of Outstanding Class B Notes, with respect to any Transfer Date, an amount equal to the Class B Required Subordinated Amount of Class C Notes minus the Class B Usage of the Class C Required Subordinated Amount, each as of such Transfer Date.

“Class B Usage of Class C Required Subordinated Amount” means, with respect to any tranche of Outstanding Class B Notes, zero on the date of issuance of such tranche and on any Transfer Date thereafter the Class B Usage of Class C Required Subordinated Amount as of the preceding date of determination plus the sum of the following amounts (in each case, such amount shall not exceed the Class B Unused Subordinated Amount of Class C Notes for such tranche of Class B Notes after giving effect to the previous clauses, if any):

(a)        an amount equal to the product of (A) a fraction, the numerator of which is the Class B Unused Subordinated Amount of Class C Notes for that tranche of Class B Notes (as of the last day of the preceding Monthly Period) and the denominator of which is the aggregate Nominal Liquidation Amount of all Class C Notes (as of the last day of the preceding Monthly Period), times (B) the aggregate amount of Investor Charge‑Offs initially allocated on such Transfer Date to Class C Notes pursuant to Section 3.05(a); plus

(b)        an amount equal to the product of (A) a fraction, the numerator of which is the Nominal Liquidation Amount for that tranche of Class B Notes (as of the last day of the preceding Monthly Period) and the denominator of which is the aggregate Nominal Liquidation Amount of all Class B Notes (as of the last day of the preceding Monthly Period), times (B) the sum of (i) the aggregate amount of Investor Charge‑Offs initially allocated on such date to any Class A Note that has a Class A Unused Subordinated Amount of Class B Notes that was included in Class A Usage of Class C Required Subordinated Amount plus (ii) the aggregate amount of Investor Charge‑Offs initially allocated on such date to any Class A Note that has a Class A Unused Subordinated Amount of Class B Notes that was included in Class A Usage of Class B Required Subordinated Amount; plus

(c)        the amount of Investor Charge‑Offs initially allocated to that tranche of Class B Notes pursuant to Section 3.05(a), and then reallocated on such date to Class C Notes pursuant to Section 3.05(b); plus

(d)        an amount equal to the product of (A) a fraction, the numerator of which is the Nominal Liquidation Amount for that tranche of Class B Notes (as of the last day of the preceding Monthly Period) and the denominator of which is the aggregate Nominal Liquidation Amount of all Class B Notes (as of the last day of the preceding Monthly Period), times (B) the amount of BAseries Available Principal Amounts reallocated on such date to the Interest Funding sub‑Account for any tranche of Class A Notes that has a Class A Unused Subordinated Amount of Class B Notes pursuant to Section 3.07(a); plus

(e)        the amount of BAseries Available Principal Amounts reallocated on such date to the Interest Funding sub‑Account for that tranche of Class B Notes pursuant to Section 3.07(b); plus

(f)         an amount equal to the product of (A) a fraction, the numerator of which is the Nominal Liquidation Amount for such tranche of Class B Notes (as of the last day of the preceding Monthly Period) and the denominator of which is the aggregate Nominal Liquidation Amount of all Class B Notes (as of the last day of the preceding Monthly Period), times (B) the amount of BAseries Available Principal Amounts reallocated on such date to pay any amount to the Servicer for any tranche of Class A Notes that has a Class A Unused Subordinated Amount of Class B Notes, pursuant to Section 3.07(c); plus

(g)        the amount of BAseries Available Principal Amounts reallocated on such date to pay any amount to the Servicer for such tranche of Class B Notes pursuant to Section 3.07(d); minus

(h)        an amount (not to exceed the Class B Usage of Class C Required Subordinated Amount after giving effect to the amounts computed pursuant to clauses (a) through (g) above) equal to the product of (A) a fraction, the numerator of which is the Class B Usage of Class C Required Subordinated Amount (prior to giving effect to any reimbursement of Class C Nominal Liquidation Amount Deficits on such Transfer Date) for that tranche of Class B Notes and the denominator of which is the Nominal Liquidation Amount Deficits (prior to giving effect to such reimbursement) of all Class C Notes, times (B) the aggregate Nominal Liquidation Amount Deficits of all Class C Notes which are reimbursed on such date pursuant to Section 3.06(c).

“Class C Notes” means a Note specified in the applicable terms document as belonging to Class C.

“Class C Reserve Account” means the trust account designated as such and established pursuant to Section 5.01(a).

“Controlled Accumulation Amount” for any Transfer Date for any tranche of Notes with only one Expected Principal Payment Date, is defined in the related terms document; provided, however, that if the Accumulation Period Length with respect to such tranche is determined to be less than twelve (12) months pursuant to Section 3.10(b)(ii), the Controlled Accumulation Amount for any Transfer Date will be equal to (i) the product of (x) the Initial Dollar Principal Amount of such tranche of Notes and (y) the Accumulation Period Factor for such Monthly Period divided by (ii) the Required Accumulation Factor Number.

“Derivative Accrual Date” means, for any Monthly Period with respect to any tranche of Notes which has a Performing Derivative Agreement for interest, the date in such Monthly Period corresponding numerically to the next payment date under the related Derivative Agreement following the end of the related Monthly Period.

“Excess Available Funds” means, with respect to any Monthly Period, the aggregate amount of BAseries Available Funds minus the sum of the amounts, without duplication, determined pursuant to Sections3.01(a) through (d).

“Finance Charge Receivables” is defined in the Pooling and Servicing Agreement.

“Indenture” has the meaning specified in the recitals hereto.

“Interest Funding Account” means the trust account designated as such and established pursuant to Section 5.01(a).

“Interest Funding sub‑Account Earnings” means, with respect to each Transfer Date, the investment earnings on funds in the Interest Funding Account (net of investment expenses and losses) for the period from and including the immediately preceding Transfer Date to but excluding such Transfer Date.

“Investor Charge‑Offs” means, with respect to any Transfer Date, the aggregate amount, if any, by which the BAseries Investor Default Amount, if any, for the preceding Monthly Period exceeds the BAseries Available Funds for such Transfer Date available after giving effect to clause (a) and (b) of Section 3.01.

“Nominal Liquidation Amount” means, with respect to any tranche of Notes, the amount calculated pursuant to Section 3.16 of this Indenture Supplement.  The Nominal Liquidation Amount for the BAseries will be the sum of the Nominal Liquidation Amounts of all of the tranches of Notes of the BAseries.

“Nominal Liquidation Amount Deficit” means, with respect to any tranche of Notes, the excess of the Adjusted Outstanding Dollar Principal Amount of that tranche over the Nominal Liquidation Amount of that tranche.

“Original Indenture Supplement” has the meaning specified in the recitals hereto.

“PFA Accumulation Earnings” means, with respect to each Transfer Date, the investment earnings on funds in the Principal Funding Account (net of investment expenses and losses), other than funds in the Principal Funding Account in connection with any Prefunding Target Amounts, for the period from and including the immediately preceding Transfer Date to but excluding such Transfer Date.

“PFA Accumulation Earnings Shortfall” means, for any Transfer Date,

(a)        the aggregate of the PFA Accumulation Earnings Target for each tranche of BAseries Notes for such Transfer Date, minus

(b)        the PFA Accumulation Earnings for such period.

“PFA Accumulation Earnings Target” means, for any Transfer Date, with respect to any amount on deposit in a Principal Funding sub‑Account (prior to giving effect to any deposits to be made on such date), other than any amount in connection with a Prefunding Target Amount, for a tranche of Notes, the Dollar amount of interest that would have accrued on such deposit (or portion thereof) for the period from and including the preceding Transfer Date to but excluding such Transfer Date if it had borne interest at the following rates:

(a)        in the case of a tranche of Dollar Interest‑bearing Notes with no Derivative Agreement for interest, at the rate of interest applicable to that tranche;

(b)        in the case of a tranche of Discount Notes, at the rate of accretion (converted to an accrual rate) of that tranche;

(c)        in the case of a tranche of Notes with a Performing Derivative Agreement for interest, at the rate at which payments by the Issuer to the applicable Derivative Counterparty accrue (prior to the netting of such payments, if applicable); and

(d)        in the case of a tranche of Notes with a non‑Performing Derivative Agreement for interest, at the rate specified in the related terms document.

More than one of the aforementioned rates of interest may be applicable to amounts on deposit in a Principal Funding sub‑Account for a tranche of Notes.

“PFA Prefunding Earnings” means, with respect to each Transfer Date, the investment earnings on funds in the Principal Funding Account (net of investment expenses and losses) in connection with any Prefunding Target Amounts for the period from and including the immediately preceding Transfer Date to but excluding such Transfer Date.

“PFA Prefunding Earnings Shortfall” means, for any Transfer Date,

(a)        the aggregate PFA Prefunding Earnings Targets for each tranche of BAseries Notes for such Transfer Date, minus

(b)        the PFA Prefunding Earnings for such period.

“PFA Prefunding Earnings Target” means, for any Transfer Date, with respect to any amount on deposit in a Principal Funding sub‑Account in connection with a Prefunding Target Amount for a tranche of Notes, the Dollar amount of interest that would have accrued on such deposit (or portion thereof) for the period from and including the preceding Transfer Date to but excluding such Transfer Date if it had borne interest at the following rates:

(a)        in the case of a tranche of Dollar Interest‑bearing Notes with no Derivative Agreement for interest, at the rate of interest applicable to that tranche;

(b)        in the case of a tranche of Discount Notes, at the rate of accretion (converted to an accrual rate) of that tranche;

(c)        in the case of a tranche of Notes with a Performing Derivative Agreement for interest, at the rate at which payments by the Issuer to the applicable Derivative Counterparty accrue (prior to the netting of such payments, if applicable); and

(d)        in the case of a tranche of Notes with a non‑Performing Derivative Agreement for interest, at the rate specified in the related terms document.

More than one of the aforementioned rates of interest may be applicable to amounts on deposit in a Principal Funding sub‑Account for a tranche of Notes.

“Prefunding Excess Amount” means, with respect to any senior class of Notes for any date, after giving effect to all issuances, allocations, deposits and payments with respect to that date, the aggregate amounts on deposit in the Principal Funding sub‑Accounts of the Notes of that class that are in excess of the aggregate amount targeted to be on deposit in those Principal Funding sub‑Accounts pursuant to Section 3.10.

“Prefunding Target Amount” means the amount calculated pursuant to Section 3.21.

“Principal Funding Account” means the trust account designated as such and established pursuant to Section 5.01(a).

“Principal Funding sub‑Account Amount” means, with respect to any tranche of Notes as of any date, the amount on deposit in the Principal Funding sub‑Account for such tranche of Notes on such date.

“Receivables Sales Proceeds” means, with respect to any tranche of Notes, the proceeds of the sale of Receivables with respect to such tranche pursuant to Section 3.20.  Receivables Sales Proceeds do not constitute Available Principal Amounts.

“Receivables Sales Proceeds Deposit Amount” means, with respect to any tranche of Notes in respect of which the Trust has received Receivables Sales Proceeds, the amount of Receivables Sales Proceeds on deposit in the Principal Funding sub‑Account for such tranche.

“Required Accumulation Factor Number” shall be equal to a fraction, rounded upwards to the nearest whole number, the numerator of which is one and the denominator of which is equal to the lowest monthly principal payment rate on the Accounts (as defined in the Pooling and Servicing Agreement), expressed as a decimal, for the twelve (12) months preceding the date of such calculation; provided, however, that this definition may be changed at any time if the Note Rating Agencies provide prior written confirmation that a Ratings Effect with respect to any Outstanding Notes will not occur with respect to such change.

“Required Excess Available Funds” means, with respect to any Monthly Period, an amount equal to zero; provided, however, that the Issuer may, from time to time, change such amount (which will never be less than zero) upon (i) written notice to the Indenture Trustee, (ii) prior written confirmation from the Note Rating Agencies that a Ratings Effect will not occur with respect to such change and (iii) the Issuer reasonably believes that such change will not have an Adverse Effect.

“Required Subordinated Amount” means, with respect to any tranche of a senior class of Notes, the aggregate Nominal Liquidation Amount of a subordinated class of Notes, as specified in the applicable terms document for such tranche of the senior class, that is required to be outstanding and available on any date the senior class is Outstanding.

“Second Amended and Restated Indenture Supplement” has the meaning specified in the recitals hereto.

“senior class” means (a) with respect to the Class B Notes, the Class A Notes, and (b) with respect to the Class C Notes, the Class A Notes or Class B Notes.

“Series Available Funds Shortfall” means, with respect to any Transfer Date with respect to the BAseries, the excess, if any, of (a) the aggregate amount targeted to be paid or applied pursuant to Sections 3.01(a) through (d) for any Transfer Date over (b) the BAseries Available Funds (excluding any amounts to be treated as BAseries Available Funds pursuant to Section 3.27(a)) for such Transfer Date; provided, however, that the Issuer, when authorized by an Officer’s Certificate, may amend or otherwise modify this definition of Series Available Funds Shortfall provided the Note Rating Agencies confirm in writing that the amendment or modification will not cause a Ratings Effect with respect to any Outstanding Notes.

“Shared Excess Available Funds” means, with respect to any Transfer Date with respect to any series of Notes, either (a) the amount of BAseries Available Funds for such Transfer Date available after application in accordance with Sections 3.01(a) through (g) or (b) the amounts allocated to other series of Notes identified as an Excess Available Funds Sharing Series in Excess Available Funds Sharing Group One which the applicable Indenture Supplements for such series specify are to be treated as “Shared Excess Available Funds.”

“Spot Exchange Rate” has the meaning specified in the related terms document.

“subordinated class” means (a) with respect to the Class A Notes, the Class B Notes or Class C Notes, (b) with respect to the Class B Notes, the Class C Notes.

“Targeted Interest Deposit Amount” means, with respect to the BAseries Notes for any Transfer Date, the aggregate amount targeted to be deposited in the Interest Funding Account pursuant to Section 3.02 for such Transfer Date.

“Targeted Principal Deposit Amount” means, with respect to the BAseries Notes for any Transfer Date, the aggregate amount targeted to be deposited in the Principal Funding Account pursuant to Section 3.10 for such Transfer Date.

“Terms Documents” has the meaning specified in the recitals hereto.

“Weighted Average Available Funds Allocation Amount” means, with respect to any Monthly Period for any tranche or class of Notes, the sum of the Available Funds Allocation Amount for such tranche or class, as applicable, as of the close of business on each day during such Monthly Period divided by the actual number of days in such period.

Section 1.02.          Governing Law; Submission to Jurisdiction; Agent for Service of Process.  This Indenture Supplement shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to principles of conflict of laws.  The parties hereto declare that it is their intention that this Indenture Supplement shall be regarded as made under the laws of the State of Delaware and that the laws of said State shall be applied in interpreting its provisions in all cases where legal interpretation shall be required.  Each of the parties hereto agrees (a) that this Indenture Supplement involves at least $100,000.00, and (b) that this Indenture Supplement has been entered into by the parties hereto in express reliance upon 6 DEL. C. § 2708.  Each of the parties hereto hereby irrevocably and unconditionally agrees (a) to be subject to the jurisdiction of the courts of the State of Delaware and of the federal courts sitting in the State of Delaware, and (b)(1) to the extent such party is not otherwise subject to service of process in the State of Delaware, to appoint and maintain an agent in the State of Delaware as such party’s agent for acceptance of legal process, and (2) that, to the fullest extent permitted by applicable law, service of process may also be made on such party by prepaid certified mail with a proof of mailing receipt validated by the United States Postal Service constituting evidence of valid service, and that service made pursuant to (b)(1) or (2) above shall, to the fullest extent permitted by applicable law, have the same legal force and effect as if served upon such party personally within the State of Delaware.

Section 1.03.       Counterparts.  This Indenture Supplement may be executed in any number of counterparts, each of which so executed will be deemed to be an original, but all such counterparts will together constitute but one and the same instrument.

Section 1.04.       Ratification of Indenture.  As supplemented by this Indenture Supplement, the Indenture is in all respects ratified and confirmed and the Indenture as so supplemented by this Indenture Supplement shall be read, taken and construed as one and the same instrument.

[END OF ARTICLE I]

ARTICLE II

The Notes

Section 2.01.        Creation, Designation, and Continuation.

(a)            Under the Amended and Restated Indenture Supplement, there was created a series of Notes issued pursuant to the Indenture and the Amended and Restated Indenture Supplement to be known as “BA Credit Card Trust, BAseries” or the “BAseries Notes”.  The BAseries Notes were issued in three classes, the first of which is known as the “BAseries Class A Notes,” the second of which is known as the “BAseries Class B Notes” and the third of which is known as the “BAseries Class C Notes,” which such BAseries Notes were continued under the Indenture and the Second Amended and Restated Indenture Supplement.  The BAseries Notes are hereby continued under the Indenture and this Indenture Supplement, and shall continue to be issued in three classes with the same designations as specified above in this Section 2.01(a).

(b)           The BAseries shall be an Excess Available Funds Sharing Series in Excess Available Funds Sharing Group A and shall not be in any other group.  The BAseries shall not be subordinated to any other series of Notes.

Section 2.02.           New Issuances of Notes.  The Issuer may issue new tranches of Notes (including additional Notes of an Outstanding tranche) to be included in the BAseries, so long as the following conditions precedent are satisfied:

(i)         on or before the date that the new issuance is to occur, the Issuer will have delivered to the Indenture Trustee a terms document relating to the applicable tranche of Notes;

(ii)        if the issuance of Notes results in an increase in the targeted deposit amount of any Class C Reserve sub‑Account of a tranche of Class C Notes, on such issuance date the Issuer will have funded such increase with a cash deposit to such Class C Reserve sub‑Account;

(iii)       the conditions specified in Section 310 of the Indenture and Section 2.03 of this Indenture Supplement, as applicable, are satisfied; and

(iv)       any other conditions specified in the related terms document.

Section 2.03.       Required Subordinated Amount Conditions to Issuance of a Tranche of a Senior Class of Notes.

(a)        Class A Required Subordinated Amount of Class B Notes.  On the issuance date of a tranche of Class A Notes, immediately after giving effect to such issuance, the available subordinated amount of Class B Notes for such tranche of Class A Notes must be at least equal to the Class A Required Subordinated Amount of Class B Notes for such tranche of Class A Notes.  For purposes of this Section 2.03, the available subordinated amount of Class B Notes for such tranche of Class A Notes as of any date means the sum of the following, after giving effect to any issuances, deposits, allocations, reallocations or payments to be made on that date:

(i)         the aggregate Nominal Liquidation Amount of all tranches of Class B Notes which are Outstanding on that date; minus

(ii)        the aggregate Class A Required Subordinated Amount of Class B Notes for all other tranches of Class A Notes which are Outstanding on that date.

(b)        Class A Required Subordinated Amount of Class C Notes.  On the issuance date of a tranche of Class A Notes, immediately after giving effect to such issuance, the available subordinated amount of Class C Notes for such tranche of Class A Notes must be at least equal to the Class A Required Subordinated Amount of Class C Notes for such tranche of Class A Notes.  For purposes of this clause, the available subordinated amount of Class C Notes for such tranche of Class A Notes as of any date means the sum of the following, after giving effect to any issuances, deposits, allocations, reallocations or payments to be made on that date:

(i)         the aggregate Nominal Liquidation Amount of all tranches of Class C Notes which are Outstanding on that date; minus

(ii)        the aggregate Class A Required Subordinated Amount of Class C Notes for all other tranches of Class A Notes which are Outstanding on that date.

(c)        Class B Required Subordinated Amount of Class C Notes.  On the issuance date of a tranche of Class B Notes, immediately after giving effect to such issuance, the available subordinated amount of Class C Notes for such tranche of Class B Notes must be at least equal to the Class B Required Subordinated Amount of Class C Notes for such tranche of Class B Notes.  For purposes of this clause, the available subordinated amount of Class C Notes for such tranche of Class B Notes as of any date means the sum of the following, after giving effect to any issuances, deposits, allocations, reallocations or payments to be made on that date:

(i)         the aggregate Nominal Liquidation Amount of all tranches of Class C Notes which are Outstanding on that date; minus

(ii)        the aggregate Class B Required Subordinated Amount of Class C Notes for all other tranches of Class B Notes which are Outstanding on that date.

(d)        Class B Required Subordinated Amount of Class C Notes.  On the issuance date of a tranche of Class A Notes, immediately after giving effect to such issuance, the available subordinated amount of Class C Notes for all tranches of Class B Notes must be at least equal to the aggregate Class B Required Subordinated Amount of Class C Notes for all tranches of Class B Notes which are Outstanding on that date.  For purposes of this clause, the available subordinated amount of Class C Notes for all tranche of Class B Notes as of any date means the sum of the following, after giving effect to any issuances, deposits, allocations, reallocations or payments to be made on that date:

(i)         the aggregate Nominal Liquidation Amount of all tranches of Class C Notes which are Outstanding on that date; minus

(ii)        the aggregate Class A Required Subordinated Amount of Class C Notes for all tranches of Class A Notes for which the Class A Required Subordinated Amount of Class B Notes is equal to zero which are Outstanding on that date.

[END OF ARTICLE II]

ARTICLE III

Allocations, Deposits and Payments

Section 3.01.            Allocations of BAseries Available Funds.  On each Transfer Date, the Indenture Trustee will apply BAseries Available Funds, as follows:

(a)         first, to make the targeted deposits to the Interest Funding Account pursuant to Section 3.02;

(b)        second, to pay the BAseries Servicing Fee plus any previously due and unpaid BAseries Servicing Fee to the Servicer;

(c)        third, to be treated as BAseries Available Principal Amounts for application in accordance with Section 3.07 in an amount equal to the BAseries Investor Default Amount, if any, for the preceding Monthly Period;

(d)        fourth, to be treated as BAseries Available Principal Amounts for application in accordance with Section 3.07 in an amount equal to the Nominal Liquidation Amount Deficit, if any;

(e)        fifth, to make the targeted deposit to the Accumulation Reserve Account, if any, pursuant to Section 3.24;

(f)         sixth, to make the targeted deposit to the Class C Reserve Account, if any, pursuant to Section 3.22;

(g)        seventh, to make any other payment or deposit required by the terms documents of any class or tranche of BAseries Notes;

(h)        eighth, to be treated as Shared Excess Available Funds for application in accordance with Section 3.27; and

(i)         ninth, to the Issuer.

Section 3.02.           Targeted Deposits to the Interest Funding Account.  The aggregate amount of BAseries Available Funds targeted to be deposited into the Interest Funding Account pursuant to Section 3.01(a) on each Transfer Date is equal to the sum of the following amounts.  A single tranche of Notes may be entitled to more than one of the following targeted deposits on any Transfer Date.  The targeted deposit on any Transfer Date will also include any shortfall in the targeted deposit with respect to any prior Transfer Date which has not been previously deposited.

(a)        Specified Deposits.  If the terms document for a tranche of Notes specifies a deposit to be made to the Interest Funding sub‑Account for that tranche, the deposit targeted for that tranche of Notes with respect to that Transfer Date is such specified amount.

(b)        Interest Payments.  The deposit targeted for any tranche of Outstanding Interest‑bearing Notes on each Transfer Date will be equal to the amount of interest accrued on the Outstanding Dollar Principal Amount of that tranche of Notes during the period from and including the Monthly Interest Accrual Date in the prior Monthly Period to but excluding the Monthly Interest Accrual Date in the current Monthly Period.

(c)        Amounts Owed to Derivative Counterparties.  If a tranche of Outstanding Dollar Notes or foreign currency Notes that has a Performing or non‑Performing Derivative Agreement for interest provides for a payment to the applicable Derivative Counterparty, the deposit targeted for that tranche of Notes on each Transfer Date with respect to any payment to the Derivative Counterparty will be specified in the related terms document.

(d)        Discount Notes.  The deposit targeted for a tranche of Outstanding Discount Notes on each Transfer Date is equal to the amount of accretion of principal of that tranche of Notes from the Monthly Principal Accrual Date in the related Monthly Period (or in the case of the first Transfer Date with respect to any tranche of Notes, from the date of issuance of that tranche of Notes) to but excluding the Monthly Principal Accrual Date for the next month.

(e)        Additional Interest.  Unless otherwise specified in the applicable terms document, the deposit targeted for any tranche of Outstanding Notes (other than Discount Notes) for any month that has previously due and unpaid interest will include the interest accrued on that overdue interest from and including the Monthly Interest Accrual Date in that month to but excluding the Monthly Interest Accrual Date next following that month at the rate of interest applicable to the principal of that tranche during that period.

Section 3.03.           Allocations of BAseries Available Funds to Interest Funding Sub‑Accounts.  The aggregate amount to be deposited to the Interest Funding Account pursuant to Section 3.01(a) for each Monthly Period will be allocated, and a portion deposited into the Interest Funding sub‑Account for each tranche of Notes, as follows:

(a)            BAseries Available Funds at Least Equal to Targeted Amounts.  If the amount of funds available for a Monthly Period pursuant to Section 3.01 is at least equal to the aggregate amount of the deposits and payments targeted by Section 3.02, then the full amount of each such deposit and payment will be made to the applicable Interest Funding sub‑Accounts.

(b)        BAseries Available Funds Are Less than Targeted Amounts.  If the amount of funds available for a Monthly Period pursuant to Section 3.01 is less than the aggregate amount of the deposits targeted by Section 3.02, then the amount available will be allocated to each tranche of Notes as follows:

(i)          first, to each tranche of Class A Notes pro rata based on the ratio of (A) the aggregate amount of the deposits targeted by Section 3.02 with respect to that tranche of Class A Notes, to (B) the aggregate amount of the deposits targeted by Section 3.02 with respect to all tranches of Class A Notes, and

(ii)        second, to each tranche of Class B Notes pro rata based on the ratio of (A) the aggregate amount of the deposits targeted by Section 3.02 with respect to that tranche of Class B Notes, to (B) the aggregate amount of the deposits targeted by Section 3.02 with respect to all tranches of Class B Notes, and

(iii)       third, to each tranche of Class C Notes pro rata based on the ratio of (A) the aggregate amount of the deposits targeted by Section 3.02 with respect to that tranche of Class C Notes, to (B) the aggregate amount of the deposits targeted by Section 3.02 with respect to all tranches of Class C Notes.

Section 3.04.           Amounts to Be Treated as BAseries Available Funds; Payments Received from Derivative Counterparties for Interest in Foreign Currencies; Other Deposits to the Interest Funding Sub‑Accounts.  The following deposits and payments will be made on the following dates:

(a)        Amounts to Be Treated as BAseries Available Funds.  In addition to Available Funds allocated to the BAseries pursuant to Section 501 of the Indenture, the following amounts shall be treated as BAseries Available Funds for application in accordance with this Article III for any Monthly Period:

(i)         PFA Accumulation Earnings Shortfall.  The aggregate amount withdrawn from the Accumulation Reserve Account pursuant to Section 3.25(a) will be treated as BAseries Available Funds for such Monthly Period.

(ii)        PFA Prefunding Earnings Shortfall.  On or prior to each Transfer Date, the Issuer will calculate the PFA Prefunding Earnings Shortfall (if any) for the Principal Funding sub‑Account for each tranche of Notes.  If there is any PFA Prefunding Earnings Shortfall for any Principal Funding sub‑Account for that Transfer Date, or any unpaid PFA Prefunding Earnings Shortfall for any Principal Funding sub‑Account from any earlier Transfer Date, in each case for any tranche of Notes, the Issuer will notify the Master Trust pursuant to Section 4.09 of the Series 2001‑D Supplement of that amount.  On each Transfer Date, the Indenture Trustee will treat as BAseries Available Funds the amount received by the Issuer pursuant to Section 4.09 of the Series 2001‑D Supplement with respect to each Principal Funding sub‑Account, if any; provided, however, that any amount paid to the Issuer pursuant to the proviso to Section 4.09(b) of the Series 2001‑D Supplement will be deposited directly into the applicable Interest Funding sub‑Accounts pro rata based on the Nominal Liquidation Amount as of the close of business on the last day of the preceding Monthly Period of each tranche with prefunded amounts in its Principal Funding sub‑Account.

(iii)        Dollar Payments from Derivative Counterparties for Interest.  Dollar payments received under Derivative Agreements for interest for any tranche of Notes will be treated as BAseries Available Funds.

(iv)       Sub‑Account Earnings.  Any PFA Accumulation Earnings, any PFA Prefunding Earnings, any Accumulation Reserve Account Earnings and any Interest Funding sub‑Account Earnings for any Transfer Date will be treated as BAseries Available Funds for such Transfer Date.

(v)        Shared Excess Available Funds.  Any Shared Excess Available Funds allocable to the BAseries will be treated as BAseries Available Funds pursuant to Section 3.27(a).

(vi)       Other Amounts.  This Indenture Supplement or the terms document for any tranche of Notes may include additional amounts which are to be treated as BAseries Available Funds for any Transfer Date.

(b)        Payments Received from Derivative Counterparties.  Payments received under Derivative Agreements for Notes with interest payable in foreign currencies will be applied as specified in the applicable terms document.

(c)        Other Deposits to the Interest Funding Sub‑Accounts.

(i)         Class C Reserve Account.  Withdrawals made from the Class C Reserve Account pursuant to Section 3.23(a) will be deposited into the applicable Interest Funding sub‑Account on the Transfer Date.

(ii)        Receivables Sales Proceeds.  Receivables Sales Proceeds received by the Issuer pursuant to Section 3.20(c)(ii) for any tranche of Notes will be deposited into the applicable Interest Funding sub‑Account on the date of receipt by the Issuer.

(iii)       Other Amounts.  This Indenture Supplement or the terms document for any tranche may include additional amounts which are to be deposited into the applicable Interest Funding sub‑Account on the Transfer Date.

Section 3.05.           Allocations of Reductions from Investor Charge‑Offs to the Nominal Liquidation Amount of Subordinated Classes.  On each Transfer Date when there is an Investor Charge‑Off with respect to the related Monthly Period, that reduction will be allocated (and reallocated) on that date to each tranche of Notes as set forth in this Section 3.05.

(a)        Initially, the amount of such Investor Charge‑Off will be allocated to each tranche of Outstanding Notes pro rata based on the ratio of the Weighted Average Available Funds Allocation Amount for such tranche for such Monthly Period to the Weighted Average Available Funds Allocation Amount for the BAseries for such Monthly Period.

(b)        Immediately afterwards, the amount of Investor Charge‑Offs allocated to the Class A Notes pursuant to clause (a) will be reallocated to the Class C Notes subject to the limitations set forth in clauses (c) and (e), and the amount of Investor Charge‑Offs allocated to the Class A Notes pursuant to clause (a) and not reallocated to the Class C Notes due to the limitations set forth in clauses (c) and (e) will be reallocated to the Class B Notes subject to the limitations set forth in clauses (c) and (e).  Immediately after giving effect to the preceding sentence, the aggregate amount of Investor Charge‑Offs allocated to the Class B Notes pursuant to clause (a) or reallocated to the Class B Notes pursuant to the preceding sentence will be reallocated to the Class C Notes subject to the limitations set forth in clauses (d) and (e).  Any amount of Investor Charge‑Offs which cannot be reallocated from a senior class to a subordinated class due to the limitations in clauses (c), (d) and (e) will reduce the Nominal Liquidation Amount of the related senior tranche of Notes.

(c)        (i)  The reallocation in clause (b) of Investor Charge‑Offs from any tranche of Class A Notes to the Class C Notes is subject to the limitation that after giving effect to clause (a) and to such reallocation from that tranche of Class A Notes to the Class C Notes, that tranche’s Class A Usage of Class C Required Subordinated Amount (computed before giving effect to any reallocations of Investor Charge‑Offs from any Class B Notes and any reallocation of BAseries Available Principal Amounts on such date) will not exceed that tranche’s Class A Required Subordinated Amount of Class C Notes.

(ii)  The reallocation in clause (b) of Investor Charge‑Offs from any tranche of Class A Notes to the Class B Notes is subject to the limitation that after giving effect to clause (a) and to such reallocation from that tranche of Class A Notes to the Class B Notes, that tranche’s Class A Usage of Class B Required Subordinated Amount (computed before giving effect to any reallocations of BAseries Available Principal Amounts on such date) will not exceed that tranche’s Class A Required Subordinated Amount of Class B Notes.

(d)        The reallocation in clause (b) of Investor Charge‑Offs from any tranche of Class B Notes to the Class C Notes is subject to the limitation that after giving effect to clause (a) and such reallocation from that tranche of Class B Notes and reallocations from any tranche of Class A Notes to any tranche of Class C Notes, that tranche’s Class B Usage of Class C Required Subordinated Amount (computed before giving effect to any reallocations of BAseries Available Principal Amounts on such date) will not exceed that tranche’s Class B Required Subordinated Amount of Class C Notes.

(e)        (i)  The amount permitted to be reallocated to tranches of Class C Notes pursuant to clause (b) will be applied to each tranche of Class C Notes pro rata based on the ratio of the Weighted Average Available Funds Allocation Amount for such tranche of Class C Notes for the related Monthly Period to the Weighted Average Available Funds Allocation Amount for all Class C Notes for the related Monthly Period.

(ii)  Any such reallocation that would otherwise have reduced the Nominal Liquidation Amount of a tranche of Class C Notes below zero will be reallocated to the remaining tranches of Class C Notes as set forth in this clause (e), but in no event will the Nominal Liquidation Amount (after giving effect to this clause (e)) of any tranche of Class C Notes be reduced below zero.

(iii)  The amount permitted to be reallocated to tranches of Class B Notes pursuant to clause (b) will be applied to each tranche of Class B Notes pro rata based on the ratio of the Weighted Average Available Funds Allocation Amount for such tranche of Class B Notes for such Monthly Period to the Weighted Average Available Funds Allocation Amount for all tranches of Class B Notes in the BAseries for such Monthly Period.

(iv)  Any such reallocation that would otherwise have reduced the Nominal Liquidation Amount of a tranche of Class B Notes below zero will be reallocated to the remaining tranches of Class B Notes as set forth in this clause (e), but in no event will the Nominal Liquidation Amount (after giving effect to this clause (e)) of any tranche of Class B Notes be reduced below zero.

(f)             In the case of each tranche of Notes, the Nominal Liquidation Amount of each such tranche will be reduced by an amount equal to the Investor Charge‑Offs which are allocated or reallocated to that tranche of Notes, less the amount of Investor Charge‑Offs that are reallocated from that tranche of Notes to Notes of a subordinated class of Notes.

Section 3.06.           Allocations of Reimbursements of Nominal Liquidation Amount Deficits.  If, as of any Transfer Date, there are BAseries Available Funds available pursuant to Section 3.01(d) to reimburse any Nominal Liquidation Amount Deficits as of such Transfer Date, such funds will be allocated to each tranche of Notes as follows:

(a)         first, to each tranche of Class A Notes pro rata based on the ratio of the Nominal Liquidation Amount Deficit thereof to the aggregate Nominal Liquidation Amount Deficits of all tranches of Class A Notes, but in no event will the Nominal Liquidation Amount of such a tranche of Notes be increased above the Adjusted Outstanding Dollar Principal Amount of such tranche,

(b)        second, to each tranche of Class B Notes pro rata based on the ratio of the Nominal Liquidation Amount Deficit thereof to the aggregate Nominal Liquidation Amount Deficit of all tranches of Class B Notes, but in no event will the Nominal Liquidation Amount of such a tranche of Notes be increased above the Adjusted Outstanding Dollar Principal Amount of such tranche, and

(c)        third, to each tranche of Class C Notes pro rata based on the ratio of the Nominal Liquidation Amount Deficit thereof to the aggregate Nominal Liquidation Amount Deficit of all tranches of Class C Notes, but in no event will the Nominal Liquidation Amount of such a tranche of Notes be increased above the Adjusted Outstanding Dollar Principal Amount of such tranche.

Section 3.07.           Application of BAseries Available Principal Amounts.  On each Transfer Date, the Indenture Trustee will apply BAseries Available Principal Amounts as follows:

(a)         first, with respect to each Monthly Period, if after giving effect to deposits to be made with respect to such Monthly Period pursuant to Section 3.01(a), any tranche of Class A Notes has not received the full amount targeted to be deposited pursuant to Section 3.02 with respect to that Monthly Period, then BAseries Available Principal Amounts (in an amount not to exceed the sum of the Daily Principal Amounts for each day during such Monthly Period for all Class C Notes and Class B Notes) will be allocated to the Interest Funding sub‑Account of each such tranche of Class A Notes pro rata based on, in the case of each such tranche of Class A Notes, the lesser of the following amounts:

(i)         the amount of the deficiency in the targeted amount to be deposited into the Interest Funding sub‑Account of such tranche of Class A Notes; and

(ii)        an amount equal to the sum of (A) the Class A Unused Subordinated Amount of Class C Notes and (B) the Class A Unused Subordinated Amount of Class B Notes, in each case, for such tranche of Class A Notes (determined after giving effect to the application of Investor Charge‑Offs pursuant to Section 3.05);

(b)        second, with respect to each Monthly Period, if after giving effect to deposits to be made with respect to such Monthly Period pursuant to Section 3.01(a) any tranche of Class B Notes has not received the full amount targeted to be deposited pursuant to Section 3.02 with respect to that Monthly Period, then BAseries Available Principal Amounts (in an amount, not less than zero, not to exceed the sum of the Daily Principal Amounts for each day during such Monthly Period for all Class B Notes and Class C Notes minus the aggregate amount of BAseries Available Principal Amounts reallocated pursuant to clause (a) above) will be allocated to the Interest Funding sub‑Account of each such tranche of Class B Notes pro rata based on, in the case of each such tranche of Class B Notes, the lesser of the following amounts:

(i)         the amount of the deficiency in the targeted amount to be deposited into the Interest Funding sub‑Account of such tranche of Class B Notes; and

(ii)        an amount equal to the Class B Unused Subordinated Amount of Class C Notes for such tranche of Class B Notes (determined after giving effect to the application of Investor Charge‑Offs pursuant to Section 3.05 and the reallocation of BAseries Available Principal Amount pursuant to clause (a) above);

(c)        third, with respect to each Monthly Period, if after giving effect to payments to be made with respect to such Monthly Period pursuant to Sections 3.01(b), the Servicer has not received the full amount to be paid pursuant to Section 3.01(b) with respect to that Monthly Period, then BAseries Available Principal Amounts (in an amount, not less than zero, not to exceed the sum of the Daily Principal Amounts for each day during such Monthly Period for all Class C Notes and Class B Notes minus the aggregate amount of BAseries Available Principal Amounts reallocated pursuant to clauses (a) and (b) above) will be paid to the Servicer in an amount equal to, and allocated to each such tranche of Class A Notes pro rata based on, in the case of each such tranche of Class A Notes, the lesser of the following amounts:

(i)         the amount of the deficiency allocated to such tranche of Class A Notes pursuant to Section 3.08; and

(ii)        an amount equal to the sum of (A) the Class A Unused Subordinated Amount of Class C Notes and (B) the Class A Unused Subordinated Amount of Class B Notes, in each case, for such tranche of Class A Notes (determined after giving effect to the application of Investor Charge‑Offs pursuant to Section 3.05 and the reallocation of BAseries Available Principal Amount pursuant to clauses (a) and (b) above);

(d)        fourth, with respect to each Monthly Period, if after giving effect to payments to be made with respect to such Monthly Period pursuant to Section 3.01(b), the Servicer has not received the full amount to be paid pursuant to Section 3.01(b) with respect to that Monthly Period, then BAseries Available Principal Amounts (in an amount, not less than zero, not to exceed the sum of the Daily Principal Amounts for each day during such Monthly Period for all Class B Notes and Class C Notes, minus the aggregate amount of BAseries Available Principal Amounts reallocated pursuant to clauses (a) through (c) above) will be paid to the Servicer in an amount equal to, and allocated to each such tranche of Class B Notes pro rata based on, in the case of each such tranche of Class B Notes, the lesser of the following amounts:

(i)         the amount of the deficiency allocated to such tranche of Class B Notes pursuant to Section 3.08; and

(ii)        an amount equal to the Class B Unused Subordinated Amount of Class C Notes for such tranche of Class B Notes (determined after giving effect to the application of Investor Charge‑Offs pursuant to Section 3.05 and the reallocation of BAseries Available Principal Amount pursuant to clauses (a) through (c) above);

(e)         fifth, to make the targeted deposits to the Principal Funding Account pursuant to Section 3.10; and

(f)         sixth, to the Issuer for reinvestment in the Investor Interest of the Collateral Certificate.

Section 3.08.           Allocation of Servicing Fee Shortfalls.  On each Transfer Date if after giving effect to payments to be made with respect to such Monthly Period pursuant to Section 3.01(b), the Servicer has not received the full amount to be paid pursuant to Section 3.01(b) with respect to that Monthly Period, the aggregate amount of such shortfall will be allocated to each tranche of Outstanding Notes pro rata based on the ratio of the Weighted Average Available Funds Allocation Amount for such tranche for such Monthly Period to the Weighted Average Available Funds Allocation Amount for the BAseries for such Monthly Period.

Section 3.09.            Computation of Reductions to the Nominal Liquidation Amount of Subordinated Classes from Reallocations of BAseries Available Principal Amounts.

(a)        Each reallocation of BAseries Available Principal Amounts deposited to the Interest Funding sub‑Account of a tranche of Class A Notes pursuant to Section 3.07(a) will reduce the Nominal Liquidation Amount of the Class C Notes; provided, however, that the amount of such reduction for each such tranche of Class A Notes shall not exceed the Class A Unused Subordinated Amount of Class C Notes for such tranche of Class A Notes (after giving effect to any reductions pursuant to Section 3.05).

(b)        Each reallocation of BAseries Available Principal Amounts deposited to the Interest Funding sub‑Account of a tranche of Class A Notes pursuant to Section 3.07(a) which does not reduce the Nominal Liquidation Amount of Class C Notes pursuant to clause (a) above will reduce the Nominal Liquidation Amount of the Class B Notes; provided, however, that the amount of such reduction for each such tranche of Class A Notes shall not exceed the Class A Unused Subordinated Amount of Class B Notes for such tranche of Class A Notes (after giving effect to any reductions pursuant to Section 3.05).

(c)        Each reallocation of BAseries Available Principal Amounts deposited to the Interest Funding sub‑Account of a tranche of Class B Notes pursuant to Section 3.07(b) will reduce the Nominal Liquidation Amount (determined after giving effect to clause (a) above) of the Class C Notes.

(d)        Each reallocation of BAseries Available Principal Amounts paid to the Servicer pursuant to Section 3.07(c) will reduce the Nominal Liquidation Amount (determined after giving effect to clauses (a) and (c) above) of the Class C Notes; provided, however, that the amount of such reduction for each such tranche of Class A Notes shall not exceed the Class A Unused Subordinated Amount of Class C Notes for such tranche of Class A Notes (after giving effect to clause (a) and any reductions pursuant to Section 3.05).

(e)        Each reallocation of BAseries Available Principal Amounts paid to the Servicer pursuant to Section 3.07(c) which does not reduce the Nominal Liquidation Amount of Class C Notes pursuant to clause (d) above will reduce the Nominal Liquidation Amount (determined after giving effect to clause (b) above) of the Class B Notes; provided, however, that the amount of such reduction for each such tranche of Class A Notes shall not exceed the Class A Unused Subordinated Amount of Class B Notes for such tranche of Class A Notes (after giving effect to clause (b) and any reductions pursuant to Section 3.05).

(f)         Each reallocation of BAseries Available Principal Amounts paid to the Servicer pursuant to Section 3.07(d) will reduce the Nominal Liquidation Amount (determined after giving effect to clauses (a), (c) and (d) above) of the Class C Notes.

(g)        The aggregate amount of the reallocation of BAseries Available Principal Amounts which reduce the Nominal Liquidation Amount of Class B Notes pursuant to clause (b) and (e) above will reduce the Nominal Liquidation Amount (determined after giving effect to any reductions pursuant to Section 3.05) of each tranche of the Class B Notes pro rata based on ratio of the Weighted Average Available Funds Allocation Amount for such tranche of Class B Notes for the related Monthly Period to the Weighted Average Available Funds Allocation Amount for all Class B Notes for the related Monthly Period; provided, however, that any allocation of any such reduction that would otherwise have reduced the Nominal Liquidation Amount of a tranche of Class B Notes below zero will be reallocated to the remaining tranches of Class B Notes as set forth in this clause (g), but in no event will the Nominal Liquidation Amount (after giving effect to this clause (g)) of any tranche of Class B Notes be reduced below zero; provided further, however, that the amount of any such reduction of the Nominal Liquidation Amount of a tranche of Class B Notes will be limited by the aggregate amount of such reduction which results in a reduction of the Nominal Liquidation Amount of the Class C Notes pursuant to clause (h) below.

(h)        Each reallocation of BAseries Available Principal Amounts which reduces the Nominal Liquidation Amount of Class B Notes pursuant to clause (g) above will reduce the Nominal Liquidation Amount (determined after giving effect to clause (a), (c), (d) and (f) and any reductions pursuant to Section 3.05) of the Class C Notes; provided, however, that the amount of such reduction for each such tranche of Class B Notes shall not exceed the Class B Unused Subordinated Amount of Class C Notes for such tranche of Class B Notes (after giving effect to clause (a), (c), (d) and (f) and any reductions pursuant to Section 3.05).

(i)         The aggregate amount of the reallocation of BAseries Available Principal Amounts which reduce the Nominal Liquidation Amount of Class C Notes pursuant to clause (a), (c), (d), (f) and (h) above will reduce the Nominal Liquidation Amount (determined after giving effect to any reductions pursuant to Section 3.05) of each tranche of the Class C Notes pro rata based on ratio of the Weighted Average Available Funds Allocation Amount for such tranche of Class C Notes for the related Monthly Period to the Weighted Average Available Funds Allocation Amount for all Class C Notes for the related Monthly Period; provided, however, that any allocation of any such reduction that would otherwise have reduced the Nominal Liquidation Amount of a tranche of Class C Notes below zero will be reallocated to the remaining tranches of Class C Notes as set forth in this clause (i), but in no event will the Nominal Liquidation Amount (after giving effect to this clause (i)) of any tranche of Class C Notes be reduced below zero.

Section 3.10.           Targeted Deposits of BAseries Available Principal Amounts to the Principal Funding Account.  The amount of the deposit targeted for any tranche of Notes with respect to any Monthly Period to be deposited into the Principal Funding sub‑Account for that tranche will be the sum of (i) the amount determined pursuant to clause (a), (b), (c), (d) or (e) with respect to such tranche for such Monthly Period, as applicable, or if more than one such clause is applicable, the highest amount determined pursuant to any one of such clauses, and (ii) any deposit targeted pursuant to clause (i) with respect to such tranche for any prior Monthly Period but for which the full targeted deposit was not made, but in no case more than the Nominal Liquidation Amount of such tranche (computed immediately before giving effect to such deposit but after giving effect to any Investor Charge‑Offs and any reallocations of BAseries Available Principal Amounts on such date).

(a)        Principal Payment Date.  With respect to the Monthly Period immediately preceding each Principal Payment Date, the deposit targeted for that tranche of Notes, unless otherwise specified in the related terms agreement, is equal to the Nominal Liquidation Amount of that tranche of Notes as of the close of business on the last day of the Monthly Period preceding such Monthly Period (determined after giving effect to any Investor Charge‑Offs and any reallocations, payments or deposits of BAseries Available Principal Amounts on the following Transfer Date).

(b)        Budgeted Deposits.

(i)         Subject to Section 3.10(d), with respect to each Monthly Period, beginning with the Accumulation Commencement Date, the deposit targeted to be made into the Principal Funding sub‑Account for that tranche will be the Controlled Accumulation Amount for that tranche specified in the applicable terms document, or if no such amount is specified, beginning with the twelfth Monthly Period before the Monthly Period in which the Expected Principal Payment Date of that tranche of Notes occurs, an amount equal to one‑twelfth of the expected Outstanding Dollar Principal Amount of such tranche of Notes as of such Expected Principal Payment Date.

(ii)        Notwithstanding anything to the contrary in clause (i), on or before the Transfer Date immediately preceding the first Business Day of the month that is twelve (12) months prior to the Expected Principal Payment Date of any tranche of Notes, and each Determination Date thereafter until the Accumulation Commencement Date, the Issuer will determine the “Accumulation Period Length” which will equal the number of whole months such that the sum of the Accumulation Period Factors for each month during such period will be equal to or greater than the Required Accumulation Factor Number; provided, however, that the Accumulation Period Length will not be determined to be less than one month; provided further, however, that the determination of the Accumulation Period Length may be changed at any time if the Note Rating Agencies provide prior written confirmation that a Ratings Effect will not occur with respect to such change.

(c)        Prefunding of the Principal Funding Account of Senior Classes.  If the Issuer determines as of the end of the preceding Monthly Period with respect to any Class A Notes or Class B Notes that, after giving effect to all allocations and payments with respect to that Monthly Period, the Prefunding Target Amount of that class is greater than zero, the targeted deposit to the Principal Funding sub‑Accounts for the affected classes will be the Prefunding Target Amount for the BAseries.

(d)        Event of Default, Early Redemption Event, Other Optional or Mandatory Redemption.  If any tranche of Notes has been accelerated during a Monthly Period after the occurrence of an Event of Default, or if an Early Redemption Event with respect to any tranche of Notes occurs during such Monthly Period, or with respect to the Monthly Period immediately preceding any other date fixed for any other optional or mandatory redemption of any tranche of Notes, the deposit targeted for that tranche of Notes with respect to that Monthly Period and each following Monthly Period is equal to Nominal Liquidation Amount of that tranche of Notes as of the close of business on the last day of the preceding Monthly Period (after taking into account any reallocations, payments or deposits on the following Transfer Date).

(e)        Amounts Owed to Derivative Counterparties.  If a tranche of Outstanding Dollar Notes or foreign currency Notes that has a Performing or non‑Performing Derivative Agreement for principal provides for a payment to the applicable Derivative Counterparty, the deposit targeted for that tranche of Notes on each Transfer Date with respect to any payment to the Derivative Counterparty will be specified in the related terms document.

Section 3.11.           Allocations among Principal Funding Sub‑Accounts.  Subject to the restrictions of Section 3.15, the aggregate amount of the deposits to be made to the Principal Funding Account for each tranche of Notes pursuant to Section 3.10 for each Monthly Period will be allocated, and a portion deposited in the Principal Funding sub-Account for each tranche of Notes, as follows:

(a)        BAseries Available Principal Amounts Equal to Targeted Amount.  Subject to clause (c) below, if BAseries Available Principal Amounts remaining after giving effect to Sections 3.07(a) through (d) are equal to the aggregate amount of BAseries Available Principal Amounts targeted to be deposited into the Principal Funding Account for all tranches of Notes pursuant to Section 3.10, then that targeted amount is deposited in the Principal Funding sub‑ Account established for each tranche.

(b)        BAseries Available Principal Amounts Are Less Than Targeted Amounts.  Subject to clause (c) below, if BAseries Available Principal Amounts remaining after giving effect to Sections 3.07(a) through (d) are less than the aggregate amount targeted to be deposited into the Principal Funding Account for all tranches of Notes pursuant to Section 3.10, then the amount available will be deposited in the Principal Funding sub‑Account established for each tranche in the following priority:

(i)          first, the amount available will be allocated to the Class A Notes pro rata based on the ratio of (A) the amount targeted to be deposited into the Principal Funding sub‑Account for such tranche of Class A Notes pursuant to Section 3.10, to (B) the aggregate amount targeted to be deposited into the Principal Funding sub‑Account for all tranches of Class A Notes pursuant to Section 3.10;

(ii)        second, the amount available after the application in clause (i) above will be allocated to the Class B Notes, pro rata based on the ratio of (A) the amount targeted to be deposited into the Principal Funding sub‑Account for such tranche of Class B Notes pursuant to Section 3.10, to (B) the aggregate amount targeted to be deposited into the Principal Funding sub‑Account for all tranches of Class B Notes pursuant to Section 3.10; and

(iii)       third, the amount available after the applications in clauses (i) and (ii) above will be allocated to the Class C Notes, pro rata based on the ratio of (A) the amount targeted to be deposited into the Principal Funding sub‑Account for such tranche of Class C Notes pursuant to Section 3.10, to (B) the aggregate amount targeted to be deposited into the Principal Funding sub‑Account for all tranches of Class C Notes pursuant to Section 3.10.

(c)        Reallocation of Deposits to the Principal Funding Sub‑Account of Subordinated Notes.  If the restrictions of Section 3.15(a) prevent the deposit of BAseries Available Principal Amounts into the Principal Funding sub‑Account of any subordinated note, the aggregate amount of BAseries Available Principal Amounts available to make the targeted deposit for such subordinated tranche will be allocated first, to each tranche of Class A Notes pro rata based on the ratio of (A) the Required Subordinated Amount with respect to such subordinated class of Notes for such Class A Notes to (B) the Required Subordinated Amount with respect to such subordinated class of Notes for all Class A Notes and, second, if applicable, to each tranche of Class B Notes pro rata based on the ratio of (A) the Required Subordinated Amount with respect to such subordinated class of Notes for such Class B Notes to (B) the Required Subordinated Amount with respect to such subordinated class of Notes for all Class B Notes.

Section 3.12.       Amounts to Be Treated as BAseries Available Principal Amounts; Payments Received from Derivative Counterparties for Principal; Other Deposits to Principal Funding sub‑Accounts.  The following deposits and payments will be made on the following dates:

(a)        Amounts to be Treated as BAseries Available Principal Amounts.  In addition to Available Principal Amounts allocated to the BAseries pursuant to Section 502 of the Indenture, the following amounts shall be treated as BAseries Available Principal Amounts for application in accordance with this Article III for any Monthly Period:

(i)         Reallocated BAseries Available Funds.  BAseries Available Principal Amounts will include BAseries Available Funds reallocated to be treated as BAseries Available Principal Amounts pursuant to Section 3.01(c) or 3.01(d).

(ii)        Dollar Payments from Derivative Counterparties for Principal.  Dollar payments received under Derivative Agreements for principal for any tranche of Notes will be treated as BAseries Available Principal Amounts.

(iii)       Other Amounts.  The terms document for any tranche of Notes may include additional amounts which are to be treated as BAseries Available Principal Amounts for any Transfer Date.

(b)        Payments Received from Derivative Counterparties.  Payments received under Derivative Agreements for Notes with principal payable in foreign currencies will be applied as specified in the applicable terms document.

(c)        Class C Reserve Sub‑Account.  Withdrawals made from the Class C Reserve sub‑Account for any tranche of Notes pursuant to Section 3.23(b) will be deposited into the applicable Principal Funding sub‑Account on the Transfer Date.

(d)        Receivables Sale Proceeds.  Receivables Sales Proceeds received pursuant to Section 3.20(c)(i) for any tranche of Notes will be deposited into the applicable Principal Funding sub‑Account on the date of receipt by the Issuer.

Section 3.13.           Withdrawals from Interest Funding Account.  Withdrawals made pursuant to this Section 3.13 with respect to any tranche of Notes will be made from the Interest Funding sub‑Account established for that tranche only after all allocations and reallocations have been made pursuant to Sections 3.02, 3.03, 3.04 and 3.07.  In no event will the aggregate amount of the withdrawals from an Interest Funding sub‑Account for any month be more than the amount on deposit in the applicable Interest Funding sub‑Account.  A single tranche of Notes may be entitled to more than one of the following withdrawals in any month.

(a)        Withdrawals for Dollar Notes.  On each Interest Payment Date (or as specified in the applicable terms document) with respect to each tranche of Dollar Notes, an amount equal to the interest due on the applicable tranche of Notes on such Interest Payment Date (including any overdue and additional interest with respect to prior Interest Payment Dates) will be withdrawn from that Interest Funding sub‑Account and remitted to the applicable Paying Agent(s) or as otherwise provided in the applicable terms document.

(b)        Withdrawals for Foreign Currency Notes with a Non‑Performing Derivative Agreement for Interest.  On each Interest Payment Date (or as specified in the applicable terms document) with respect to a tranche of foreign currency Notes that has a non‑Performing Derivative Agreement for interest, the amount specified in the applicable terms document will be withdrawn from that Interest Funding sub‑Account and, if so specified in the applicable terms document, converted to the applicable foreign currency at the Spot Exchange Rate and remitted to the applicable Paying Agent(s) or as otherwise provided in the applicable terms document.

(c)        Withdrawals for Discount Notes.  On each applicable Principal Payment Date, with respect to each tranche of Discount Notes, an amount equal to the amount of the accretion of principal of that tranche of Notes from the prior Principal Payment Date (or, in the case of the first Principal Payment Date, the date of issuance of that tranche) to but excluding the applicable Principal Payment Date will be withdrawn from that Interest Funding sub‑Account and invested in the Investor Interest of the Collateral Certificate pursuant to Section 3.17.

(d)        Withdrawals for Payments to Derivative Counterparties.  On each date on which a payment is required to be made to the Derivative Counterparty under the applicable Derivative Agreement (or as specified in the applicable terms document) with respect to any tranche of Notes which has a Performing or non‑Performing Derivative Agreement for interest, an amount equal to the amount of the payment to be made to the Derivative Counterparty under the applicable Derivative Agreement (including any overdue payment and any additional interest on overdue payments) will be withdrawn from that Interest Funding sub‑Account and paid to the applicable Derivative Counterparty or as otherwise provided in the applicable terms document.

(e)        Excess Amounts.  After payment in full of any tranche of Notes, any amount remaining on deposit in the applicable Interest Funding sub‑Account will be first,

allocated among and deposited to the Interest Funding sub‑Account of the tranches of Notes in the manner, order and priority set forth in Section 3.03(b), second, allocated among and deposited to the Principal Funding sub‑Account of the tranches of Notes in the manner, order and priority set forth in Section 3.11(b), and third, paid to the Issuer.

If the aggregate amount available for withdrawal from an Interest Funding sub‑Account for any tranche of Notes is less than all withdrawals required to be made from that Interest Funding sub‑Account for that tranche in a month, then the amounts on deposit will be withdrawn and, if payable to more than one Person, applied pro rata based on the amounts of the withdrawals required to be made.

Section 3.14.           Withdrawals from Principal Funding Account.  Withdrawals made pursuant to this Section 3.14 with respect to any tranche of Notes will be made from the Principal Funding sub‑Accounts established for that tranche only after all allocations have been made pursuant to Sections 3.10, 3.11 and 3.12.  In no event will the amount of the withdrawal be more than the amount on deposit in the applicable Principal Funding sub‑Account.  A single tranche may be entitled to more than one of the following withdrawals with respect to any Monthly Period.

(a)        Withdrawals for Dollar Notes with No Derivative Agreement for Principal.  On each applicable Principal Payment Date (or as specified in the applicable terms document) with respect to each tranche of Dollar Notes which has no Derivative Agreement for principal, an amount equal to the principal due on the applicable tranche of Notes on the applicable Principal Payment Date will be withdrawn from such Principal Funding sub‑Account and remitted to the applicable Paying Agent(s) or as otherwise provided by the applicable terms document.

(b)        Withdrawals for Dollar or Foreign Currency Notes with Performing Derivative Agreements for Principal.  On each date on which a payment is required under the applicable Derivative Agreement (or as specified in the applicable terms document) with respect to any tranche of Notes which has a Performing Derivative Agreement for principal, an amount equal to the amount of the payment to be made under the applicable Derivative Agreement will be withdrawn from such Principal Funding sub‑Account and paid to the applicable Derivative Counterparty or as otherwise provided by the applicable terms document.  The Issuer will direct the applicable Derivative Counterparty to remit its payments under the applicable Derivative Agreement to the applicable Paying Agent(s) or as otherwise provided by the applicable terms document.

(c)        Withdrawals for Dollar Notes with a Non‑Performing Derivative Agreement for Principal.  On each applicable Principal Payment Date (or as specified in the applicable terms document) with respect to each tranche of Dollar Notes with a non‑Performing Derivative Agreement for principal, the amount specified in the applicable terms agreement will be withdrawn from such Principal Funding sub‑Account and remitted to the applicable Paying Agent(s) or as otherwise provided by the applicable terms document.

(d)        Withdrawals for Foreign Currency Notes with Non‑Performing Derivative Agreements for Principal.  On each Principal Payment Date (or as specified in the applicable terms document) with respect to a tranche of foreign currency Notes that has a non‑Performing Derivative Agreement for principal, the amount specified in the applicable terms document will be withdrawn from such sub‑Account and, if so specified in the applicable terms document, converted to the applicable foreign currency at the Spot Exchange Rate and remitted to the applicable Paying Agent(s) or as otherwise provided by the applicable terms document.

(e)        Withdrawal of Prefunding Excess Amount.  If the Issuer on any date determines with respect to any class of Class A Notes or Class B Notes that, after giving effect to all issuances, deposits, allocations, reallocations and payments on such date, the Prefunding Excess Amount of that class is greater than zero, that amount will be withdrawn from the Principal Funding sub‑Account of that class of Notes and first, allocated among and deposited to the Principal Funding sub‑Account of the tranches of Notes in the manner, order and priority set forth in Section 3.11(b), and then, paid to the Issuer for reinvestment in the Investor Interest of the Collateral Certificate.

(f)         Legal Maturity Date.  On the Legal Maturity Date of any tranche, after giving effect to any deposits, allocations, reallocations, sales of Receivables or other payments to be made on that date, amounts on deposit in the Principal Funding sub‑Account of any tranche of a subordinated class of Notes may be applied to pay principal of that tranche, to make a payment under a Derivative Agreement with respect to principal of that tranche or to make other payments as specified in the related terms document.

(g)        Excess Amounts.  Upon payment in full of any tranche of Notes, any remaining amount on deposit in the applicable Principal Funding sub‑Account will be first, allocated among and deposited to the Interest Funding sub‑Account of the tranches of Notes in the manner, order and priority set forth in Section 3.03(b), second, allocated among and deposited to the Principal Funding sub‑Account of the tranches of Notes in the manner, order and priority set forth in Section 3.11(b), and third, paid to the Issuer.

If the aggregate amount available for withdrawal from a Principal Funding sub‑ Account for any tranche of Notes is less than all withdrawals required to be made from that Principal Funding sub‑Account for that tranche in a month, then the amounts on deposit will be withdrawn and, if payable to more than one Person, applied pro rata based on the amounts of the withdrawals required to be made.

Section 3.15.           Limit on Deposits to the Principal Funding Sub‑Account of Subordinated Note; Limit on Repayments of all Tranches.

(a)        Limit on Deposits to the Principal Funding Sub‑Account of Subordinated Notes.

(i)         No BAseries Available Principal Amounts will be deposited in the Principal Funding sub‑Account of any tranche of Class B Notes unless, following such deposit, the available subordinated amount of Class B Notes is at least equal to the aggregate Class A Unused Subordinated Amount of Class B Notes for all Outstanding Class A Notes.  For this purpose, the available subordinated amount of Class B Notes is equal to the aggregate Nominal Liquidation Amount of all other Class B Notes of the BAseries which are Outstanding after giving effect to the deposit into the Principal Funding sub‑Account of such tranche of Class B Notes and all other Class B Notes which have a targeted deposit into the Principal Funding Account for such Monthly Period after giving effect to reductions or reallocations on such Transfer Date.

(ii)        No BAseries Available Principal Amounts will be deposited in the Principal Funding sub‑Account of any tranche of Class C Notes unless, following such deposit, (A) the available subordinated amount of Class C Notes is at least equal to the Class B Unused Subordinated Amount of Class C Notes for all Outstanding Class B Notes and (B) the available subordinated amount of Class C Notes is at least equal to the Class A Unused Subordinated Amount of Class C Notes for all Outstanding A Notes.  For this purpose, the available subordinated amount of Class C Notes is equal to the aggregate Nominal Liquidation Amount of all other Class C Notes of the BAseries which are Outstanding after giving effect to the deposit into the Principal Funding sub‑Account of such tranche of Class C Notes and all other Class C Notes which have a targeted deposit into the Principal Funding Account for such Monthly Period after giving effect to reductions or reallocations on such Transfer Date.

(iii)       Notwithstanding anything in the Indenture or this Indenture Supplement to the contrary, BAseries Available Principal Amounts will be deposited in the Principal Funding sub‑Account of a Subordinated Note, if and only to the extent that (i) such deposit is not contrary to clause (a)(i) or (a)(ii) above and (ii) the Prefunding Target Amount for each senior class of Notes is zero.

(b)        Limit on Repayments of all Tranches.  No amounts on deposit in a Principal Funding sub‑Account for any tranche of Class A Notes or Class B Notes will be applied to pay principal of that tranche or to make a payment under a Derivative Agreement with respect to principal of that tranche in excess of the highest Outstanding Dollar Principal Amount of that tranche (or, in the case of foreign currency notes, such other amount that may be specified in the related terms document).  In the case of any tranche of Class C Notes, no amounts on deposit in a Principal Funding sub‑Account or, if applicable, a Class C Reserve sub‑Account for any such tranche will be applied to pay principal of that tranche or to make a payment under a Derivative Agreement with respect to principal of that tranche in excess of the highest Outstanding Dollar Principal Amount of that tranche (or, in the case of foreign currency notes, such other amount that may be specified in the related terms document).

Section 3.16.           Calculation of Nominal Liquidation Amount.  On or prior to each Transfer Date, the Issuer shall calculate the Nominal Liquidation Amount of each tranche of Outstanding Notes in the BAseries which shall be the following amount:

(a)        as of the date of issuance of such tranche of Notes, the Initial Dollar Principal Amount of such tranche of Notes; and

(b)        thereafter, the sum of, without duplication:

(i)         the Nominal Liquidation Amount of such tranche of Notes immediately after the prior date of determination; plus

(ii)        with respect to any tranche of Discount Notes, the aggregate amount of any accretions of principal on that tranche paid to the Master Trust for investment in the Investor Interest pursuant to Section 3.17(a) since the prior date of determination; plus

(iii)       the aggregate amount withdrawn from the Principal Funding sub‑Account pursuant to Section 3.14(e) for such tranche since the prior date of determination; plus

(iv)       such tranche’s allocable share of all reimbursements of its Nominal Liquidation Amount Deficit pursuant to Section 3.01(d) since the prior date of determination determined as set forth in Section 3.06; minus

(v)        such tranche’s allocable share of all reallocations of BAseries Available Principal Amounts pursuant to Section 3.07 since the prior date of determination, determined as set forth in Section 3.09; minus

(vi)       the amount of the reduction of the Nominal Liquidation Amount of such tranche resulting from an allocation of Investor Charge‑Offs since the prior date of determination, determined as set forth in Section 3.05; minus

(vii)      the amount deposited in the applicable Principal Funding sub‑Account for such tranche (after giving effect to any deposits, allocations, reallocations or withdrawals to be made on that day) since the prior date of determination;

provided, however, that (1) the Nominal Liquidation Amount of a tranche of Notes may never be less than zero, (2) the Nominal Liquidation Amount of any tranche of Notes may never be greater than the Outstanding principal amount of such tranche and (3) the Nominal Liquidation Amount of any tranche of Notes that has caused a sale of Receivables pursuant to Section 3.20 will be zero.

The Nominal Liquidation Amount for the BAseries will be the sum of the Nominal Liquidation Amounts of all of the tranches of Notes of the BAseries.

Section 3.17.           Reinvestment in the Collateral Certificate.

(a)        The amount of principal accreted on any tranche of Discount Notes available pursuant to Section 3.13(c) will be paid to the Master Trust to increase the Investor Interest of the Collateral Certificate.

(b)        The portion of the Prefunding Excess Amount, if any, withdrawn from the Principal Funding Account to be paid to the Master Trust pursuant to Section 3.14(e) will be paid to the Master Trust to increase the Investor Interest of the Collateral Certificate.

Section 3.18.       Netting of Deposits and Payments.  The Issuer, in its sole discretion, may make all deposits to Interest Funding sub‑Accounts and Principal Funding sub‑Accounts pursuant to Sections 3.02 and 3.10 with respect to any Monthly Period net of, and after giving effect to, (a) all reallocations to be made pursuant to Section 3.07, (b) all payments to be made to Derivative Counterparties pursuant to Sections 3.13 and 3.14, (c) all reinvestments in the Investor Interest of the Collateral Certificate to be made pursuant to Section 3.17 and (d) all payments to the Issuer pursuant to Section 3.07(f).

Section 3.19.           Pro rata Payments within a Tranche.  All payments of principal, interest or other amounts to Holders of the Notes of a single tranche will be made pro rata based on the Stated Principal Amount of their Notes.

Section 3.20.           Sale of Receivables for Accelerated Notes.

(a)            (i) If a tranche of Notes has been accelerated pursuant to Section 702 of the Indenture following an Event of Default, the Indenture Trustee may, and at the direction of the Majority Holders of that tranche of Notes will, cause the Master Trust to sell Principal Receivables and the related Finance Charge Receivables (or interests therein) in an amount up to the Nominal Liquidation Amount of the affected tranche plus any accrued, past due and additional interest on the affected tranche.

(ii)        Such a sale will be permitted only if at least one of the following conditions is met:

(A)                  the Holders of 90% of the aggregate Outstanding Dollar Principal Amount of the accelerated tranche of Notes consent; or

(B)            the net proceeds of such sale (plus amounts on deposit in the applicable sub‑Accounts and payments to be received from any applicable Derivative Agreement) would be sufficient to pay all amounts due on the accelerated tranche of Notes; or

(C)            if the Indenture Trustee determines that the funds to be allocated to the accelerated Notes, including (1) BAseries Available Funds and BAseries Available Principal Amounts allocable to the accelerated tranche of Notes, (2) payments to be received from any applicable Derivative Agreement and (3) amounts on deposit in the applicable sub‑Accounts, may not be sufficient on any ongoing basis to make payments on the accelerated tranche of Notes as such payments would have become due if such obligations had not been declared due and payable, and 66-2/3% of the Holders of the accelerated tranche of Notes consent to the sale.

(iii)       In the case of an acceleration of a tranche of Notes of a subordinated class, if the provisions of Section 3.15 would prevent the payment of the accelerated tranche of subordinated Notes, such sale will be delayed until a level of prefunding of the Principal Funding sub‑Accounts for the senior classes of Notes of that series has been reached such that the amount of such accelerated tranche is no longer required to provide subordination for the senior classes of Notes.

(b)        If the Nominal Liquidation Amount with respect to any tranche of Notes is greater than zero on its Legal Maturity Date (after giving effect to any adjustments, deposits and distributions otherwise to be made on that Legal Maturity Date), the Issuer will cause the Master Trust to sell Principal Receivables and the related Finance Charge Receivables (or interests therein) on that Legal Maturity Date in an amount up to the Nominal Liquidation Amount of the affected tranche plus any accrued, past due and additional interest on the affected tranche.

(c)        Sales proceeds received with respect to a tranche of Notes received pursuant to clause (a) or (b) will be allocated in the following priority:

(i)          first, to be deposited in the Principal Funding sub‑Account for that tranche of Notes, an amount up to the amount that would be necessary to increase the aggregate amount on deposit in such sub‑Account to the principal amount for such tranche of Notes (notwithstanding any limitation in Section 3.10 to the contrary); and

(ii)        second, to be deposited in the Interest Funding sub‑Account of that tranche of Notes, the balance of such sales proceeds.

(d)        Any amount remaining on deposit in the Interest Funding sub‑Account for a tranche of Notes that has caused a sale of Receivables pursuant to this Section 3.20 after final payment thereof pursuant to Section 503 of the Indenture will be treated as BAseries Available Funds.

Section 3.21.           Calculation of Prefunding Target Amount.

(a)            With respect to all tranches of Class A Notes, the Prefunding Target Amount means the greater of the amount computed under clause (i) or (ii) for the applicable Monthly Period:

(i)         The Prefunding Target Amount for tranches of Class A Notes with respect to Class B Notes for any day during any Monthly Period is equal to an amount, not less than zero, equal to the product of (x) the aggregate Adjusted Outstanding Dollar Principal Amount of Class A Notes as of the end of the preceding Monthly Period (taking into consideration any deposits or withdrawals to be made on the related Transfer Date) times (y) one minus a fraction (which shall not exceed one) the numerator of which is the aggregate Adjusted Outstanding Dollar Principal Amount of all tranches of Outstanding Class B Notes (other than tranches which have (A) had Early Redemption Events or other mandatory or optional redemption events in which such tranches are to be redeemed in full in or with respect to any preceding Monthly Period, (B) had Events of Default in or with respect to any preceding Monthly Period, or (C) reached or are expected to reach their final or only Expected Principal Payment Date in or with respect to that Monthly Period or earlier Monthly Periods) and the denominator of which is the aggregate amount of the Class A Required Subordinated Amount of Class B Notes for all tranches of

Class A Notes of which are Outstanding as of the end of the preceding Monthly Period (taking into consideration any deposits or withdrawals to be made on the related Transfer Date).

(ii)        The Prefunding Target Amount for tranches of Class A Notes with respect to Class C Notes for any day during any Monthly Period is equal to an amount, not less than zero, equal to the product of (x) the aggregate Adjusted Outstanding Dollar Principal Amount of Class A Notes as of the end of the preceding Monthly Period (taking into consideration any deposits or withdrawals to be made on the related Transfer Date) times (y) one minus a fraction (which shall not exceed one) the numerator of which is the aggregate Adjusted Outstanding Dollar Principal Amount of all tranches of Outstanding Class C Notes (other than tranches which have (A) had Early Redemption Events or other mandatory or optional redemption events in which such tranches are to be redeemed in full in or with respect to any preceding Monthly Period, (B) had Events of Default in or with respect to any preceding Monthly Period, or (C) reached or are expected to reach their final or only Expected Principal Payment Date in or with respect to that Monthly Period or earlier Monthly Periods) and the denominator of which is the aggregate amount of the Class A Required Subordinated Amount of Class C Notes for all tranches of Class A Notes which are Outstanding as of the end of the preceding Monthly Period (taking into consideration any deposits or withdrawals to be made on the related Transfer Date).

(b)        With respect to all tranches of Class B Notes, the Prefunding Target Amount means with respect to Class C Notes for any day during any Monthly Period an amount, not less than zero, equal to the product of (x) the aggregate Adjusted Outstanding Dollar Principal Amount of Class B Notes as of the end of the preceding Monthly Period (taking into consideration any deposits or withdrawals to be made on the related Transfer Date) times (y) one minus a fraction (which shall not exceed one) the numerator of which is the aggregate Adjusted Outstanding Dollar Principal Amount of all tranches of Outstanding Class C Notes (other than tranches which have (A) had Early Redemption Events or other mandatory or optional redemption events in which such tranches are to be redeemed in full in or with respect to any preceding Monthly Period, (B) had Events of Default in or with respect to any preceding Monthly Period, or (C) reached or are expected to reach their final or only Expected Principal Payment Date in or with respect to that Monthly Period or earlier Monthly Periods) and the denominator of which is the aggregate amount of the Class B Required Subordinated Amount of Class C Notes for all tranches of Class B Notes which are Outstanding as of the end of the preceding Monthly Period (taking into consideration any deposits or withdrawals to be made on the related Transfer Date).

(c)        On any day during any Monthly Period on which the Prefunding Target Amount for any tranche of senior notes first exceeds zero, the Issuer will notify the Master Trust pursuant to Section 4.09 of the Series 2001‑D Supplement of such event.

Section 3.22.           Targeted Deposits to the Class C Reserve Account.

(a)        The aggregate deposit targeted to be made to the Class C Reserve Account with respect to each Transfer Date is an amount equal to the sum of Class C Reserve sub‑Account deposits, if any, targeted to be made for each specified tranche of Class C Notes.  The amount of any such deposit, the aggregate amount targeted to be on deposit after giving effect to any such deposit and the circumstances that require that a deposit be made will be set forth in the terms document for such tranche of Class C Notes.  Unless another time is specified for making such deposits in the terms document for each such tranche of Class C Notes, these deposits will be made on each Transfer Date.

(b)        If the amount of funds available for a Transfer Date pursuant to Section 3.01(f) is at least equal to the aggregate amount of the deposits targeted by clause (a) above, then the full amount of each such deposit will be made.

(c)        If the amount of funds available for a Transfer Date pursuant to Section 3.01(f) is less than the aggregate amount of deposits targeted by clause (a) above, then the amount available will be allocated to each tranche of Class C Notes to the extent of its targeted deposit to the applicable Class C Reserve sub‑Account pro rata based on the ratio of the Weighted Average Available Funds Allocation Amount for such tranche of Class C Notes for the related Monthly Period to the Weighted Average Available Funds Allocation Amount for all Class C Notes for the related Monthly Period that have a targeted deposit to its Class C Reserve sub‑Account; provided, however, that any excess identified in this clause (c), including in the application of this proviso, will be allocated to each tranche of Class C Notes which has a remaining targeted deposit to its Class C Reserve sub‑Account up to the amount of such remaining targeted deposit pro rata (based on the ratio of Weighted Average Available Funds Allocation Amount for such tranche of Class C Notes for the related Monthly Period to the Weighted Average Available Funds Allocation Amount for all Class C Notes with a remaining targeted deposit for the related Monthly Period).

Section 3.23.           Withdrawals from the Class C Reserve Account.  Withdrawals for any tranche of Class C Notes will be made from the applicable Class C Reserve sub‑Account as specified below.

(a)        Payments of Interest; Payments with Respect to Derivative Agreements for Interest, Accretion on Discount Notes.  If the amount on deposit in the Interest Funding sub‑ Account for any tranche of Class C Notes is insufficient to pay in full the amounts for which withdrawals are required under Section 3.13, on the Transfer Date immediately preceding the date of such payment an amount equal to that deficiency will be withdrawn from the Class C Reserve sub‑Account for such tranche and deposited into that Interest Funding sub‑Account.

(b)        Payments of Principal; Payments with Respect to Derivative Agreements for Principal.  If, on and after the earliest to occur of (i) the date on which any tranche of Class C Notes are accelerated pursuant to Section 702 of the Indenture following an Event of Default with respect to such tranche, (ii) any date on or after the Transfer Date immediately preceding the Expected Principal Payment Date on which the amount on deposit in the Principal Funding sub‑Account for any tranche of Class C Notes plus the aggregate amount on deposit in the Class C Reserve sub‑Account for such tranche of the Class C Notes equals or exceeds the Outstanding Dollar Principal Amount of such Class C Notes and (iii) the Legal Maturity Date for any tranche of Class C Notes, the amount on deposit in the Principal Funding sub‑Account for any tranche of Class C Notes is insufficient to pay in full the amounts for which withdrawals are required under Section 3.14, an amount equal to that deficiency will be withdrawn from that Class C Reserve sub‑Account for such tranche and deposited into that Principal Funding sub‑Account on the Transfer Date before the date of the applicable withdrawal required pursuant to Section 3.14.

(c)        Withdrawal of Excess Amounts.  If on any Transfer Date with respect to which no Class C Notes have been accelerated, the aggregate amount on deposit in the Class C Reserve Account exceeds the amount required to be on deposit in the Class C Reserve Account, the amount of such excess will be withdrawn from the Class C Reserve Account and first, allocated among and deposited to the Class C Reserve sub‑Account of the tranches of Class C Notes in the manner, order and priority set forth in Section 3.22(c), and then, paid to the Issuer.  Upon payment in full of any tranche of Class C Notes, any amount on deposit in the applicable Class C Reserve sub‑Account will be applied in accordance with the preceding sentence.

Section 3.24.           Targeted Deposits to the Accumulation Reserve Account.

(a)        The aggregate deposit targeted to be made to the Accumulation Reserve Account with respect to each Monthly Period is an amount equal to the sum of Accumulation Reserve sub‑Account deposits, if any, targeted to be made for each specified tranche of Notes.  The amount of any such deposit, the aggregate amount targeted to be on deposit after giving effect to any such deposit and the circumstances that require that a deposit be made will be set forth in the terms document for such tranche of Notes.  Unless another time is specified for making such deposits in the terms document for each such tranche of Notes, these deposits will be made on each Transfer Date.

(b)        If the amount of funds available for a Monthly Period pursuant to Section 3.01(e) is at least equal to the aggregate amount of the deposits targeted by clause (a) above, then the full amount of each such deposit will be made.

(c)        If the amount of funds available for a Monthly Period pursuant to Section 3.01(e) is less than the aggregate amount of deposits targeted by clause (a) above, then the amount available will be allocated to each tranche of Notes to the extent of its targeted deposit to the applicable Accumulation Reserve sub‑Account pro rata based on the ratio of the Weighted Average Available Funds Allocation Amount for such tranche of Notes for such Monthly Period to the Weighted Average Available Funds Allocation Amount for all tranches of Notes that have a targeted deposit to its Accumulation Reserve sub‑Account for such Monthly Period; provided, however, that any excess identified in this clause (c), including in the application of this proviso, will be allocated to each tranche of Notes which has a remaining targeted deposit to its Accumulation Reserve sub‑Account up to the amount of such remaining targeted deposit pro rata based on the ratio of Weighted Average Available Funds Allocation Amount for such tranche of Notes for such Monthly Period to the Weighted Average Available

Funds Allocation Amount for all tranches of Notes with a remaining targeted deposit for such Monthly Period.

Section 3.25.           Withdrawals from the Accumulation Reserve Account.  Withdrawals for any tranche of Notes will be made from the applicable Accumulation Reserve sub‑Account as specified below.

(a)            Interest.  On or prior to each Transfer Date, the Issuer will calculate the PFA Accumulation Earnings Shortfall (if any) for the Principal Funding sub‑Account for each tranche of Notes.  If there is any PFA Accumulation Earnings Shortfall for any Principal Funding sub‑ Account for that Transfer Date for any tranche of Notes, the Issuer will withdraw such amount from the applicable Accumulation Reserve sub‑Account, to the extent available, for treatment as BAseries Available Funds for such Monthly Period.

(b)        Payment to Issuer.  If on any Transfer Date the aggregate amount on deposit in the Accumulation Reserve Account exceeds the amount required to be on deposit in the Accumulation Reserve Account, the amount of such excess will be withdrawn from the Accumulation Reserve Account and paid to the Issuer.

Section 3.26.            Computation of Interest.

(a)        Unless otherwise provided as contemplated in Section 301 of the Indenture, (i) interest on the Notes computed at a fixed rate will be calculated on the basis of a 360‑day year of twelve 30‑day months and (ii) interest on Notes computed on the basis of a floating or periodic rate will be calculated on the basis of a 360‑day year for the actual number of days elapsed.

(b)        Unless otherwise specified in this Indenture Supplement or the applicable terms document, interest for any period will be calculated from and including the first day of such period, to but excluding the last day of such period.

Section 3.27.        Excess Available Funds Sharing.

(a)        Shared Excess Available Funds allocable to the BAseries on any Transfer Date shall be treated as BAseries Available Funds for such Transfer Date.

(b)        Shared Excess Available Funds allocable to the BAseries with respect to any Transfer Date shall mean an amount equal to the Series Available Funds Shortfall, if any, with respect to the BAseries for such Transfer Date; provided, however, that if the aggregate amount of Shared Excess Available Funds for all Excess Available Funds Sharing Series in Excess Available Funds Sharing Group One for such Transfer Date is less than the Aggregate Series Available Funds Shortfall for such Transfer Date, then Shared Excess Available Funds allocable to the BAseries on such Transfer Date shall equal the product of (i) Shared Excess Available Funds for all Excess Available Funds Sharing Series in Excess Available Funds Sharing Group One for such Transfer Date and (ii) a fraction, the numerator of which is the Series Available Funds Shortfall with respect to the BAseries for such Transfer Date and the denominator of which is the Aggregate Series Available Funds Shortfall for all Excess Available Funds Sharing Series in Excess Available Funds Sharing Group One for such Transfer Date.

[END OF ARTICLE III]

ARTICLE IV

Early Redemption of Notes

Section 4.01.           Early Redemption Events.

(a)        In addition to the events identified as Early Redemption Events in Section 1201 of the Indenture, if for any month the amount of Excess Available Funds averaged over the three preceding Monthly Periods is less than the Required Excess Available Funds for such month, an “Early Redemption Event” with respect to the BAseries Notes will be deemed to have occurred.

(b)        In addition, the terms document for any tranche of Notes may list additional events which are “Early Redemption Events” with respect to such tranche of Notes.

[END OF ARTICLE IV]

ARTICLE V

Accounts and Investments

Section 5.01.           Accounts.

(a)        On or before the Closing Date, the Indenture Trustee will cause to be established and maintained four Qualified Accounts denominated as follows: the “Interest Funding Account,” the “Principal Funding Account,” the “Accumulation Reserve Account” and the “Class C Reserve Account” in the name of the Indenture Trustee, bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the BAseries Noteholders (or, in the case of the Class C Reserve Account, for the benefit of the Class C Noteholders).  The Interest Funding Account, the Principal Funding Account, the Accumulation Reserve Account and the Class C Reserve Account constitute Supplemental Accounts and shall be under the sole dominion and control of the Indenture Trustee for the benefit of the BAseries Noteholders (or, in the case of the Class C Reserve Account, for the benefit of the Class C Noteholders).  If, at any time, the institution holding either the Interest Funding Account, the Principal Funding Account, the Accumulation Reserve Account or the Class C Reserve Account ceases to be a Qualified Institution, the Issuer will within ten (10) Business Days (or such longer period, not to exceed thirty (30) calendar days, as to which each Note Rating Agency may consent) establish a new Interest Funding Account, Principal Funding Account, Accumulation Reserve Account or Class C Reserve Account, as the case may be, that is a Qualified Account and shall transfer any cash and/or investments to such new Interest Funding Account, Principal Funding Account, Accumulation Reserve Account or Class C Reserve Account, as the case may be.  From the date such new Interest Funding Account, Principal Funding Account, Accumulation Reserve Account or Class C Reserve Account is established, it will be the “Interest Funding Account,” “Principal Funding Account,” “Accumulation Reserve Account” or “Class C Reserve Account,” as the case may be.  Each tranche of Notes will have its own sub-Account within the Interest Funding Account, the Principal Funding Account, the Accumulation Reserve Account and the Class C Reserve Account.  The Interest Funding Account, the Principal Funding Account, the Accumulation Reserve Account and the Class C Reserve Account will receive deposits pursuant to Article III.

(b)        Notwithstanding any provision of Section 403(a) of the Indenture to the contrary, any prefunded amounts on deposit in the Principal Funding Account will be invested in Permitted Investments that will mature no later than the following Business Day.

(c)        All payments to be made from time to time by the Indenture Trustee to Noteholders out of funds in the Interest Funding Account, the Principal Funding Account, the Accumulation Reserve Account or the Class C Reserve Account pursuant to this Indenture Supplement will be made by the Indenture Trustee to the Paying Agent not later than 12:00 noon on the applicable Interest Payment Date or Principal Payment Date but only to the extent of available funds in the applicable sub-Account or as otherwise provided in Article III.

(d)        On each Transfer Date, all interest and earnings (net of losses and investment expenses) accrued since the preceding Transfer Date on funds on deposit in the Class C Reserve Account will be retained in the Class C Reserve Account (to the extent that the sum of the amount on deposit in the Class C Reserve Account with respect to the related Monthly Period is less than the required balance for the Class C Reserve Account for that Monthly Period) and the excess, if any, will be paid to the Issuer.

[END OF ARTICLE V]

ARTICLE VI

Terms Documents and Derivative Agreements Matters

Section 6.01.           Updates to Terms Documents, Derivative Agreements and Related Documents.

(a)        Updates.  The Terms Documents listed on Schedule 1 attached hereto, as well as any Derivative Agreements and other agreements relating to credit enhancement for the related Tranche of Notes, shall be and hereby are updated by deleting the terms listed below under the heading “Old Defined Term” wherever such terms appear and by replacing each such term in all such places where it appears with the term listed opposite such term under the heading “New Defined Term”:

Old Defined Term	New Defined Term
“FIA” or “FIA Card Services, National Association”	“BANA” or “Bank of America, National Association”
“The Bank of New York”	“The Bank of New York Mellon”

[END OF ARTICLE VI]

IN WITNESS WHEREOF, the parties hereto have caused this Indenture Supplement to be duly executed as of the day and year first above written.

BA CREDIT CARD TRUST,

By:	BA CREDIT CARD FUNDING, LLC, as Beneficiary and not in its individual capacity

By:
Name:
Title:

THE BANK OF NEW YORK MELLON, as Indenture Trustee and not in its individual capacity

By:
Name:
Title:

STATE OF DELAWARE	)
	)	ss:
COUNTY OF CASTLE	)

On this ___ day of _____________, 20__, before me personally came ___________, a _______________ of ________________, to me known to be the person described in and who executed the foregoing instrument, and duly acknowledged that [he][she] executed the same for the purposes therein contained, and acknowledged the same to be [his][her] free act and deed.

Name

[Notarial Seal]

STATE OF NEW YORK	)
	)	ss:
COUNTY OF NEW YORK	)

On __________ ___, 2015, before me personally came __________, to me known, who, being by me duly sworn, did depose and say that she resides at _______________; that she is of The Bank of New York Mellon, one of the parties described in and which executed the above instrument; and that she signed her name thereto by authority of the board of directors of the corporation.

Name

[Notarial Seal]

INDENTURE SUPPLEMENT
EXHIBIT A-1

[FORM OF] CLASS A NOTE

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR TO SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF COVENANTS AND AGREES THAT IT WILL NOT AT ANY TIME INSTITUTE AGAINST THE ISSUER, THE TRANSFEROR, THE SERVICER OR THE MASTER TRUST, OR JOIN IN ANY INSTITUTION AGAINST THE ISSUER, THE TRANSFEROR, THE SERVICER OR THE MASTER TRUST, OF, ANY BANKRUPTCY PROCEEDINGS UNDER ANY UNITED STATES FEDERAL OR STATE BANKRUPTCY OR SIMILAR LAW IN CONNECTION WITH ANY OBLIGATIONS RELATING TO THE NOTES OR THE INDENTURE.

THE HOLDER OF THIS NOTE, BY ACCEPTANCE OF THIS NOTE, AND EACH HOLDER OF A BENEFICIAL INTEREST IN THIS NOTE, BY THE ACQUISITION OF A BENEFICIAL INTEREST THEREIN, AGREE TO TREAT THE NOTES AS INDEBTEDNESS OF THE TRANSFEROR FOR APPLICABLE FEDERAL, STATE, AND LOCAL INCOME AND FRANCHISE TAX LAW AND FOR PURPOSES OF ANY OTHER TAX IMPOSED ON OR MEASURED BY INCOME.

A-1-1

REGISTERED	up to $____________*
No. ___	CUSIP NO. ___________

BA CREDIT CARD TRUST

[Floating Rate]

BASERIES CLASS A NOTE

BA CREDIT CARD TRUST, a statutory trust created under the laws of the State of Delaware (herein referred to as the “Issuer”), for value received, hereby promises to pay to CEDE & CO., or registered assigns, subject to the following provisions, a principal sum of _____________ payable on the ______________ ____ Payment Date (the “Expected Principal Payment Date”), except as otherwise provided below or in the Indenture (as defined on the reverse hereof); provided, however, that the entire unpaid principal amount of this Note shall be due and payable on the ___________ ____ Payment Date (the “Legal Maturity Date”).  Interest will accrue on this Note [from the date of its issuance] at the rate of ___________, as more specifically set forth in the Class ____ Terms Document dated _____ __, 20__ (the “Terms Document”), between the Issuer and the Indenture Trustee, and shall be due and payable on each Interest Payment Date .  Interest will be computed on the basis of a 360-day year [of twelve 30-day months] [and the actual number of days elapsed in each interest period].  Such principal of and interest on this Note shall be paid in the manner specified on the reverse hereof.

The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.  All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

*	Denominations of $100,000 and in integral multiples of $1,000 in excess thereof.

A-1-2

IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

BA CREDIT CARD TRUST, as Issuer

By:	BA CREDIT CARD FUNDING, LLC, as Beneficiary and not in its individual capacity

By:
Name:
Title:

Date:	_______________ __, ____

A-1-3

INDENTURE TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Notes designated above and referred to in the within-mentioned Indenture.

THE BANK OF NEW YORK MELLON, not in its individual capacity but solely as Indenture Trustee

By:
Name:
Title:

Date:	________________ __, ____

A-1-4

[REVERSE OF NOTE]

This Note is one of the Notes of a duly authorized issue of Notes of the Issuer, designated as its “BAseries Class A Notes,” all issued under a Fourth Amended and Restated Indenture dated as of [_____] [__], 201[_] (such indenture, as supplemented or amended, is herein called the “Indenture”), between the Issuer and The Bank of New York Mellon, as indenture trustee (the “Indenture Trustee”, which term includes any successor Indenture Trustee under the Indenture), as acknowledged and accepted by Bank of America, National Association (“BANA”), as supplemented by a Third Amended and Restated BAseries Indenture Supplement dated as of [_____] [__], 201[_] (the “Indenture Supplement”), between the Issuer and the Indenture Trustee, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Holders of the Notes.  The Notes are subject to all terms of the Indenture.  All terms used in this Note that are defined in the Indenture, as supplemented or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented or amended.

Although a summary of certain provisions of the Indenture is set forth below, this Note is qualified in its entirety by the terms and provisions of the Indenture and reference is made to that Indenture for information with respect to the interests, rights, benefits, obligations, proceeds, and duties evidenced hereby and the rights, duties and obligations of the Indenture Trustee.

The Class B Notes and the Class C Notes will also be issued under the Indenture.

The Notes are and will be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture.

Principal of this Note will be payable on the Expected Principal Payment Date in an amount described on the face hereof, subject to the provisions of the Indenture.

As described above, the entire unpaid principal amount of this Note shall be due and payable on the Legal Maturity Date.

On any day occurring on or after the date on which the aggregate Nominal Liquidation Amount of any tranche of Notes is reduced to less than 5% of its Initial Dollar Principal Amount, the Transferor (if the Transferor is the Servicer or an Affiliate of the Servicer) has the right, but not the obligation, to redeem such tranche of Notes in whole but not in part, pursuant to Section 1202 of the Indenture.  The redemption price will be an amount equal to the Outstanding principal amount of such tranche, plus interest accrued and unpaid or principal accreted and unpaid on such tranche to but excluding the date of redemption.

Subject to the terms and conditions of the Indenture, the Beneficiary, on behalf of the Trust, may from time to time issue, or direct the Owner Trustee, on behalf of the Trust, to issue, one or more series, classes or tranches of Notes.

A-1-5

On each Payment Date, the Paying Agent shall distribute to each Holder of record on the related Record Date (except for the final distribution with respect to this Note) such Holder’s pro rata share of the amounts held by the Paying Agent that are allocated and available on such Payment Date to pay interest and principal on the Class A Notes.  Final payments of this Note will be made only upon presentation and surrender of this Note at the office or offices therein specified.

[Payments of interest on this Note due and payable on each Payment Date, together with the installment of principal, if any, to the extent not in full payment of this Note, shall be made by check mailed to the Person whose name appears as the Registered Noteholder of this Note (or one or more Predecessor Notes) on the Note Register as of the close of business on each Record Date, except that with respect to Notes registered on the Record Date in the name of the nominee of the clearing agency (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee.  Such checks shall be mailed to the Person entitled thereto at the address of such Person as it appears on the Note Register as of the applicable Record Date without requiring that this Note be submitted for notation of payment.  Any reduction in the principal amount of this Note (or any one or more Predecessor Notes) effected by any payments made on any Payment Date shall be binding upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon.  If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Note on a Payment Date, then the Indenture Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the Registered Noteholder hereof as of the Record Date preceding such Payment Date by notice mailed within five days of such Payment Date and the amount then due and payable shall be payable only upon presentation and surrender of this Note at the Indenture Trustee’s principal Corporate Trust Office or at the office of the Indenture Trustee’s agent appointed for such purposes located in the City of New York.  On any payment of interest or principal being made, details of such payment shall be entered by the Indenture Trustee on behalf of the Issuer in Schedule A hereto.]

[As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Holder hereof or his attorney duly authorized in writing, with such signature guaranteed by a commercial bank or trust company located, or having a correspondent located, in the City of New York or the city in which the Corporate Trust Office is located, or a member firm of a national securities exchange, and such other documents as the Indenture Trustee may require, and thereupon one or more new Notes of authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees.  No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.]

A-1-6

Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note covenants and agrees that by accepting the benefits of the Indenture that it will not at any time institute against BANA, Funding, the Master Trust or the Issuer, or join in any institution against BANA, Funding, the Master Trust or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or any Derivative Agreement.

Prior to the due presentment for registration of transfer of this Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Issuer, the Indenture Trustee nor any such agent shall be affected by notice to the contrary.

The term “Issuer” as used in this Note includes any successor to the Issuer under the Indenture.

The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Indenture Trustee and the Holders of Notes under the Indenture.

The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

THIS NOTE AND THE INDENTURE WILL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF DELAWARE, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place, and rate, and in the coin or currency herein prescribed.

No recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer on the Notes or under the Indenture or any certificate or other writing delivered in connection herewith or therewith, against (i) the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director, employee or agent of the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer or the Owner Trustee or of any successor or assign of the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Owner Trustee has no such obligations in its individual capacity).  The Holder of this Note by the acceptance hereof agrees that, except as expressly provided in the Indenture and the Indenture Supplement in the case of an Event of Default under the Indenture,

A-1-7

the Holder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.

A-1-8

ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

(name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:		*
Signature Guaranteed:

*NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatsoever.

A-1-9

SCHEDULE A

PART I

INTEREST PAYMENTS

Interest Payment Date	Date of Payment	Total Amount of Interest Payable	Amount of Interest Paid	Confirmation of payment by or on behalf of the Issuer

First
Second

[continue numbering until the appropriate number of interest payment dates for the Notes is reached]

A-1-10

PART II

PRINCIPAL PAYMENTS

Date of Payment	Total Amount Payable	Total Amount Paid	Confirmation of payment by or on behalf of the Issuer

Date of Payment	Total Amount Payable	Total Amount Paid	Confirmation of payment by or on behalf of the Issuer

[continue numbering until the appropriate number of installment dates for the Notes is reached]

A-1-11

EXHIBIT A-2

[FORM OF] CLASS B NOTE

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR TO SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF COVENANTS AND AGREES THAT IT WILL NOT AT ANY TIME INSTITUTE AGAINST THE ISSUER, THE TRANSFEROR, THE SERVICER OR THE MASTER TRUST, OR JOIN IN ANY INSTITUTION AGAINST THE ISSUER, THE TRANSFEROR, THE SERVICER OR THE MASTER TRUST, OF, ANY BANKRUPTCY PROCEEDINGS UNDER ANY UNITED STATES FEDERAL OR STATE BANKRUPTCY OR SIMILAR LAW IN CONNECTION WITH ANY OBLIGATIONS RELATING TO THE NOTES OR THE INDENTURE.

THE HOLDER OF THIS NOTE, BY ACCEPTANCE OF THIS NOTE, AND EACH HOLDER OF A BENEFICIAL INTEREST IN THIS NOTE, BY THE ACQUISITION OF A BENEFICIAL INTEREST THEREIN, AGREE TO TREAT THE NOTES AS INDEBTEDNESS OF THE TRANSFEROR FOR APPLICABLE FEDERAL, STATE, AND LOCAL INCOME AND FRANCHISE TAX LAW AND FOR PURPOSES OF ANY OTHER TAX IMPOSED ON OR MEASURED BY INCOME.

A-2-1

REGISTERED	up to $____________*
No. ___	CUSIP NO. ___________

BA CREDIT CARD TRUST

[Floating Rate]

BASERIES CLASS B NOTE

BA CREDIT CARD TRUST, a statutory trust created under the laws of the State of Delaware (herein referred to as the “Issuer”), for value received, hereby promises to pay to CEDE & CO., or registered assigns, subject to the following provisions, a principal sum of _____________ payable on the ______________ ____ Payment Date (the “Expected Principal Payment Date”), except as otherwise provided below or in the Indenture (as defined on the reverse hereof); provided, however, that the entire unpaid principal amount of this Note shall be due and payable on the ___________ ____ Payment Date (the “Legal Maturity Date”).  Interest will accrue on this Note [from the date of its issuance] at the rate of ___________, as more specifically set forth in the Class ____ Terms Document dated _____ __, 20__ (the “Terms Document”), between the Issuer and the Indenture Trustee, and shall be due and payable on each Interest Payment Date .  Interest will be computed on the basis of a 360-day year [of twelve 30-day months] [and the actual number of days elapsed in each interest period].  Such principal of and interest on this Note shall be paid in the manner specified on the reverse hereof.

The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

*	Denominations of $100,000 and in integral multiples of $1,000 in excess thereof.

A-2-2

BA CREDIT CARD TRUST, as Issuer

By:	BA CREDIT CARD FUNDING, LLC, as Beneficiary and not in its individual capacity

By:
Name:
Title:

Date	: _______________ __, ____

A-2-3

INDENTURE TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Notes designated above and referred to in the within-mentioned Indenture.

THE BANK OF NEW YORK MELLON, not in its individual capacity but solely as Indenture Trustee

By:
Name:
Title:

Date:	_______________ __, ____

A-2-4

[REVERSE OF NOTE]

This Note is one of the Notes of a duly authorized issue of Notes of the Issuer, designated as its “BAseries Class B Notes,” all issued under a Fourth Amended and Restated Indenture dated as of [_____] [__], 201[_] (such indenture, as supplemented or amended, is herein called the “Indenture”), between the Issuer and The Bank of New York Mellon, as indenture trustee (the “Indenture Trustee”, which term includes any successor Indenture Trustee under the Indenture), as acknowledged and accepted by Bank of America, National Association (“BANA”), as supplemented by a Third Amended and Restated BAseries Indenture Supplement dated as of [_____] [__], 201[_] (the “Indenture Supplement”), between the Issuer and the Indenture Trustee, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Holders of the Notes.  The Notes are subject to all terms of the Indenture.  All terms used in this Note that are defined in the Indenture, as supplemented or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented or amended.

Although a summary of certain provisions of the Indenture is set forth below, this Note is qualified in its entirety by the terms and provisions of the Indenture and reference is made to that Indenture for information with respect to the interests, rights, benefits, obligations, proceeds, and duties evidenced hereby and the rights, duties and obligations of the Indenture Trustee.

The Class A Notes and the Class C Notes will also be issued under the Indenture.

The Notes are and will be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture.

Principal of this Note will be payable on the Expected Principal Payment Date in an amount described on the face hereof, subject to the provisions of the Indenture.

As described above, the entire unpaid principal amount of this Note shall be due and payable on the Legal Maturity Date.

On any day occurring on or after the date on which the aggregate Nominal Liquidation Amount of any tranche of Notes is reduced to less than 5% of its Initial Dollar Principal Amount, the Transferor (if the Transferor is the Servicer or an Affiliate of the Servicer) has the right, but not the obligation, to redeem such tranche of Notes in whole but not in part, pursuant to Section 1202 of the Indenture.  The redemption price will be an amount equal to the Outstanding principal amount of such tranche, plus interest accrued and unpaid or principal accreted and unpaid on such tranche to but excluding the date of redemption.

Subject to the terms and conditions of the Indenture, the Beneficiary, on behalf of the Trust, may from time to time issue, or direct the Owner Trustee, on behalf of the Trust, to issue, one or more series, classes or tranches of Notes.

A-2-5

On each Payment Date, the Paying Agent shall distribute to each Holder of record on the related Record Date (except for the final distribution with respect to this Note) such Holder’s pro rata share of the amounts held by the Paying Agent that are allocated and available on such Payment Date to pay interest and principal on the Class B Notes.  Final payments of this Note will be made only upon presentation and surrender of this Note at the office or offices therein specified.

[Payments of interest on this Note due and payable on each Payment Date, together with the installment of principal, if any, to the extent not in full payment of this Note, shall be made by check mailed to the Person whose name appears as the Registered Noteholder of this Note (or one or more Predecessor Notes) on the Note Register as of the close of business on each Record Date, except that with respect to Notes registered on the Record Date in the name of the nominee of the clearing agency (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee.  Such checks shall be mailed to the Person entitled thereto at the address of such Person as it appears on the Note Register as of the applicable Record Date without requiring that this Note be submitted for notation of payment.  Any reduction in the principal amount of this Note (or any one or more Predecessor Notes) effected by any payments made on any Payment Date shall be binding upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon.  If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Note on a Payment Date, then the Indenture Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the Registered Noteholder hereof as of the Record Date preceding such Payment Date by notice mailed within five days of such Payment Date and the amount then due and payable shall be payable only upon presentation and surrender of this Note at the Indenture Trustee’s principal Corporate Trust Office or at the office of the Indenture Trustee’s agent appointed for such purposes located in the City of New York.  On any payment of interest or principal being made, details of such payment shall be entered by the Indenture Trustee on behalf of the Issuer in Schedule A hereto.]

[As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Holder hereof or his attorney duly authorized in writing, with such signature guaranteed by a commercial bank or trust company located, or having a correspondent located, in the City of New York or the city in which the Corporate Trust Office is located, or a member firm of a national securities exchange, and such other documents as the Indenture Trustee may require, and thereupon one or more new Notes of authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees.  No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.]

A-2-6

Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note covenants and agrees that by accepting the benefits of the Indenture that it will not at any time institute against BANA, Funding, the Master Trust or the Issuer, or join in any institution against BANA, Funding, the Master Trust or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or any Derivative Agreement.

Prior to the due presentment for registration of transfer of this Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Issuer, the Indenture Trustee nor any such agent shall be affected by notice to the contrary.

The term “Issuer” as used in this Note includes any successor to the Issuer under the Indenture.

The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Indenture Trustee and the Holders of Notes under the Indenture.

The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

THIS NOTE AND THE INDENTURE WILL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF DELAWARE, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place, and rate, and in the coin or currency herein prescribed.

No recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer on the Notes or under the Indenture or any certificate or other writing delivered in connection herewith or therewith, against (i) the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director, employee or agent of the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer or the Owner Trustee or of any successor or assign of the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Owner Trustee has no such obligations in its individual capacity).  The Holder of this Note by the acceptance hereof agrees that, except as expressly provided in the Indenture and the Indenture Supplement in the case of an Event of Default under the Indenture,

A-2-7

the Holder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.

A-2-8

ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

(name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:		*
Signature Guaranteed:

*NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatsoever.

A-2-9

SCHEDULE A

PART I

INTEREST PAYMENTS

Interest Payment Date	Date of Payment	Total Amount of Interest Payable	Amount of Interest Paid	Confirmation of payment by or on behalf of the Issuer

First
Second

[continue numbering until the appropriate number of interest payment dates for the Notes is reached]

A-2-10

PART II

PRINCIPAL PAYMENTS

Date of Payment	Total Amount Payable	Total Amount Paid	Confirmation of payment by or on behalf of the Issuer

Date of Payment	Total Amount Payable	Total Amount Paid	Confirmation of payment by or on behalf of the Issuer

[continue numbering until the appropriate number of installment dates for the Notes is reached]

A-2-11

EXHIBIT A‑3

[FORM OF] CLASS C NOTE

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR TO SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF COVENANTS AND AGREES THAT IT WILL NOT AT ANY TIME INSTITUTE AGAINST THE ISSUER, THE TRANSFEROR, THE SERVICER OR THE MASTER TRUST, OR JOIN IN ANY INSTITUTION AGAINST THE ISSUER, THE TRANSFEROR, THE SERVICER OR THE MASTER TRUST, OF, ANY BANKRUPTCY PROCEEDINGS UNDER ANY UNITED STATES FEDERAL OR STATE BANKRUPTCY OR SIMILAR LAW IN CONNECTION WITH ANY OBLIGATIONS RELATING TO THE NOTES OR THE INDENTURE.

THE HOLDER OF THIS NOTE, BY ACCEPTANCE OF THIS NOTE, AND EACH HOLDER OF A BENEFICIAL INTEREST IN THIS NOTE, BY THE ACQUISITION OF A BENEFICIAL INTEREST THEREIN, AGREE TO TREAT THE NOTES AS INDEBTEDNESS OF THE TRANSFEROR FOR APPLICABLE FEDERAL, STATE, AND LOCAL INCOME AND FRANCHISE TAX LAW AND FOR PURPOSES OF ANY OTHER TAX IMPOSED ON OR MEASURED BY INCOME.

A-3-1

REGISTERED	up to $____________*
No. ___	CUSIP NO. ___________

BA CREDIT CARD TRUST

[Floating Rate]

BA SERIES CLASS C NOTE

BA CREDIT CARD TRUST, a statutory trust created under the laws of the State of Delaware (herein referred to as the “Issuer”), for value received, hereby promises to pay to CEDE & CO., or registered assigns, subject to the following provisions, a principal sum of _____________ payable on the ______________ ____ Payment Date (the “Expected Principal Payment Date”), except as otherwise provided below or in the Indenture (as defined on the reverse hereof); provided, however, that the entire unpaid principal amount of this Note shall be due and payable on the ___________ ____ Payment Date (the “Legal Maturity Date”).  Interest will accrue on this Note [from the date of its issuance] at the rate of ___________, as more specifically set forth in the Class ____ Terms Document dated _____ __, 20__ (the “Terms Document”), between the Issuer and the Indenture Trustee, and shall be due and payable on each Interest Payment Date .  Interest will be computed on the basis of a 360-day year [of twelve 30-day months] [and the actual number of days elapsed in each interest period].  Such principal of and interest on this Note shall be paid in the manner specified on the reverse hereof.

The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.  All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

*	Denominations of $100,000 and in integral multiples of $1,000 in excess thereof.

A-3-2

IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

BA CREDIT CARD TRUST, as Issuer

By:	BA CREDIT CARD FUNDING, LLC, as Beneficiary and not in its individual capacity

By:
Name:
Title:

Date: __________ __, ____

A-3-3

INDENTURE TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Notes designated above and referred to in the within‑mentioned Indenture.

THE BANK OF NEW YORK MELLON, not in its individual capacity but solely as Indenture Trustee

By:
Name:
Title:

Date:	__________ __, ____

A-3-4

[REVERSE OF NOTE]

This Note is one of the Notes of a duly authorized issue of Notes of the Issuer, designated as its “BAseries Class C Notes,” all issued under a Fourth Amended and Restated Indenture dated as of [_____] [__], 201[_] (such indenture, as supplemented or amended, is herein called the “Indenture”), between the Issuer and The Bank of New York Mellon, as indenture trustee (the “Indenture Trustee”, which term includes any successor Indenture Trustee under the Indenture), as acknowledged and accepted by Bank of America, National Association (“BANA”), as supplemented by a Third Amended and Restated BAseries Indenture Supplement dated as of [_____] [__], 201[_] (the “Indenture Supplement”), between the Issuer and the Indenture Trustee, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Holders of the Notes.  The Notes are subject to all terms of the Indenture.  All terms used in this Note that are defined in the Indenture, as supplemented or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented or amended.

Although a summary of certain provisions of the Indenture is set forth below, this Note is qualified in its entirety by the terms and provisions of the Indenture and reference is made to that Indenture for information with respect to the interests, rights, benefits, obligations, proceeds, and duties evidenced hereby and the rights, duties and obligations of the Indenture Trustee.

The Class A Notes and the Class B Notes will also be issued under the Indenture.

The Notes are and will be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture.

Principal of this Note will be payable on the Expected Principal Payment Date in an amount described on the face hereof, subject to the provisions of the Indenture.

As described above, the entire unpaid principal amount of this Note shall be due and payable on the Legal Maturity Date.

On any day occurring on or after the date on which the aggregate Nominal Liquidation Amount of any tranche of Notes is reduced to less than 5% of its Initial Dollar Principal Amount, the Transferor (if the Transferor is the Servicer or an Affiliate of the Servicer) has the right, but not the obligation, to redeem such tranche of Notes in whole but not in part, pursuant to Section 1202 of the Indenture.  The redemption price will be an amount equal to the Outstanding principal amount of such tranche, plus interest accrued and unpaid or principal accreted and unpaid on such tranche to but excluding the date of redemption.

Subject to the terms and conditions of the Indenture, the Beneficiary, on behalf of the Trust, may from time to time issue, or direct the Owner Trustee, on behalf of the Trust, to issue, one or more series, classes or tranches of Notes.

A-3-5

On each Payment Date, the Paying Agent shall distribute to each Holder of record on the related Record Date (except for the final distribution with respect to this Note) such Holder’s pro rata share of the amounts held by the Paying Agent that are allocated and available on such Payment Date to pay interest and principal on the Class C Notes.  Final payments of this Note will be made only upon presentation and surrender of this Note at the office or offices therein specified.

[Payments of interest on this Note due and payable on each Payment Date, together with the installment of principal, if any, to the extent not in full payment of this Note, shall be made by check mailed to the Person whose name appears as the Registered Noteholder of this Note (or one or more Predecessor Notes) on the Note Register as of the close of business on each Record Date, except that with respect to Notes registered on the Record Date in the name of the nominee of the clearing agency (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee.  Such checks shall be mailed to the Person entitled thereto at the address of such Person as it appears on the Note Register as of the applicable Record Date without requiring that this Note be submitted for notation of payment.  Any reduction in the principal amount of this Note (or any one or more Predecessor Notes) effected by any payments made on any Payment Date shall be binding upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon.  If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Note on a Payment Date, then the Indenture Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the Registered Noteholder hereof as of the Record Date preceding such Payment Date by notice mailed within five days of such Payment Date and the amount then due and payable shall be payable only upon presentation and surrender of this Note at the Indenture Trustee’s principal Corporate Trust Office or at the office of the Indenture Trustee’s agent appointed for such purposes located in the City of New York.  On any payment of interest or principal being made, details of such payment shall be entered by the Indenture Trustee on behalf of the Issuer in Schedule A hereto.]

[As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Holder hereof or his attorney duly authorized in writing, with such signature guaranteed by a commercial bank or trust company located, or having a correspondent located, in the City of New York or the city in which the Corporate Trust Office is located, or a member firm of a national securities exchange, and such other documents as the Indenture Trustee may require, and thereupon one or more new Notes of authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees.  No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.]

A-3-6

Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note covenants and agrees that by accepting the benefits of the Indenture that it will not at any time institute against BANA, Funding, the Master Trust or the Issuer, or join in any institution against BANA, Funding, the Master Trust or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or any Derivative Agreement.

Prior to the due presentment for registration of transfer of this Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Issuer, the Indenture Trustee nor any such agent shall be affected by notice to the contrary.

The term “Issuer” as used in this Note includes any successor to the Issuer under the Indenture.

The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Indenture Trustee and the Holders of Notes under the Indenture.

The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

THIS NOTE AND THE INDENTURE WILL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF DELAWARE, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place, and rate, and in the coin or currency herein prescribed.

No recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer on the Notes or under the Indenture or any certificate or other writing delivered in connection herewith or therewith, against (i) the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director, employee or agent of the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer or the Owner Trustee or of any successor or assign of the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Owner Trustee has no such obligations in its individual capacity).  The Holder of this Note by the acceptance hereof agrees that, except as expressly provided in the Indenture and the Indenture Supplement in the case of an Event of Default under the Indenture,

A-3-7

the Holder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.

A-3-8

ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

(name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:		*
Signature Guaranteed:

*NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatsoever.

A-3-9

SCHEDULE A

PART I

INTEREST PAYMENTS

Interest Payment Date	Date of Payment	Total Amount of Interest Payable	Amount of Interest Paid	Confirmation of payment by or on behalf of the Issuer

First
Second

[continue numbering until the appropriate number of interest payment dates for the Notes is reached]

A-3-10

PART II

PRINCIPAL PAYMENTS

Date of Payment	Total Amount Payable	Total Amount Paid	Confirmation of payment by or on behalf of the Issuer

Date of Payment	Total Amount Payable	Total Amount Paid	Confirmation of payment by or on behalf of the Issuer

[continue numbering until the appropriate number of installment dates for the Notes is reached]

A-3-11

 EXHIBIT B

[FORM OF] BASERIES SCHEDULE TO PAYMENT INSTRUCTIONS
BANK OF AMERICA, NATIONAL ASSOCIATION

BA CREDIT CARD TRUST, BASERIES
MONTHLY PERIOD ENDING ________ __, ____

Capitalized terms used in this notice have their respective meanings set forth in the Indenture and the Indenture Supplement.  Unless otherwise qualified, references herein to certain sections and subsections are references to the respective sections and subsections of the Indenture Supplement.  This instruction is delivered pursuant to Section 908 of the Indenture.

The Servicer does hereby instruct the Issuer to instruct the Indenture Trustee, and the Issuer does hereby instruct the Indenture Trustee, to make the following allocations and payments for the related Monthly Period on ________ __, ____, which date is a Transfer Date under the Pooling and Servicing Agreement, in aggregate amounts set forth below in respect of the following amounts:

I.	Allocations and Payments of BAseries Available Funds.

A.	Allocation of BAseries Available Funds pursuant to Section 3.01, to be applied on each Transfer Date by the Indenture Trustee in the following priority:

	1.	Amount of targeted deposits paid to the Interest Funding Account pursuant to Section 3.02	$_____________

	2.	Amount paid in respect of the BAseries Servicing Fee to the Servicer	$_____________

	3.	Amount paid in respect of any previously due and unpaid BAseries Servicing Fee to the Servicer	$_____________

	4.	Amount to be treated as BAseries Available Principal Amounts pursuant to Section 3.07 in an amount equal to the BAseries Investor Default Amount, if any	$_____________

	5.	Amount to be treated as BAseries Available Principal Amounts pursuant to Section 3.07 in an amount equal to the Nominal Liquidation Amount Deficit, if any	$_____________

	6.	Amount to make the target deposit to the Accumulation Reserve Account pursuant to Section 3.24		$_____________

	7.	Amount to make the target deposit to the Class C Reserve Account pursuant to Section 3.22, if any		$_____________

	8.	Amount paid or deposited as required by the terms document of any class or tranche of BAseries Notes		$_____________

	9.	Amount to be treated as Shared Excess Available Funds for application in accordance with Section 3.25		$_____________

	10.	Amount to paid to the Issuer		$_____________

			Total	$_____________

B.	Allocations of deposits to Interest Funding sub‑Accounts pursuant to Section 3.03:

		1.	Payments to Interest Funding sub‑Accounts pursuant to Section 3.03:

		a.	[Class/Tranche]	$_____________

		b.	[Class/Tranche]	$_____________

			Total	$_____________

C.	Payments and deposits pursuant to Section 3.04, to be received on the following dates:

	1.	Withdrawals from the Class C Reserve Account deposited into the applicable Interest Funding sub‑Account on the related Transfer Date pursuant to Section 3.23(a)		$_____________

	2.	As of the date of receipt, Receivables Sales Proceeds deposited in the applicable Interest Funding sub‑Account as of the date of receipt by the Issuer		$_____________

D.	Withdrawals from the Interest Funding Account pursuant to Section 3.13, to be made by the Indenture Trustee on the following dates:

	1.	Amount withdrawn from the applicable Interest Funding sub‑Accounts and remitted to the applicable Paying Agent on each Interest Payment Date, with respect to each tranche of Dollar Notes		$_____________

	2.	Amount withdrawn from the applicable Interest Funding sub‑Accounts and converted to the applicable foreign

		currency at the Spot Exchange Rate and remitted to the applicable Paying Agent for Foreign Currency Notes with a non‑Performing Derivative Agreement		$_____________

3.
Amount withdrawn from the applicable Interest Funding sub‑Accounts and invested in the Investor Interest of the Collateral Certificate on each Principal Payment Date, with respect to each tranche of Discount Notes
$_____________

4.
Amount withdrawn from the applicable Interest Funding sub‑Accounts and paid to the applicable Derivative Party as specified in the applicable Derivative Agreement, with respect to each tranche of Notes which has a Performing Derivative Agreement for interest
$_____________

	5.	Amount paid to the Issuer		$_____________$

II.	Allocations and Payments of BAseries.

A.	Re‑allocation of BA series Available Principal Amounts pursuant to Section 3.07(a) to be applied on the next Transfer Date by the Indenture Trustee:

	1.	Reallocated Class C Principal Collections:		$_____________

	2.	Reallocated Class B Principal Collections:		$_____________

B.	Targeted Deposits of BA series Available Principal Amounts to the Principal Funding Account pursuant to Section 3.10, to be made by the Indenture Trustee on the following dates:

	1.	On the applicable Principal Payment Date prior to any payment, the Nominal Liquidation Amount for the related tranche of Notes:

		a.	[Class/Tranche]	$_____________

		b.	[Class/Tranche]	$_____________

			Total	$_____________

	2.	In the applicable Principal Funding sub‑Account for the related tranche of Notes, the Controlled Accumulation Amount or the amount specified in Section 3.10(b)(ii):

		a.	[Class/Tranche]	$_____________

		b.	[Class/Tranche]	$_____________

			Total	$_____________

	3.	In the applicable Principal Funding sub‑Account, the Prefunding Target Amount for the BA series on the related Transfer Date:

		a.	[Class/Tranche]	$_____________

		b.	[Class/Tranche]	$_____________

			Total	$_____________

	4.	In the case of an Event of Default, Early Redemption Event or other optional or mandatory redemption, on the applicable Transfer Date, the Nominal Liquidation Amount for the related tranche of Notes:

		a.	[Class/Tranche]	$_____________

		b.	[Class/Tranche]	$_____________

			Total	$_____________

C.	Payments and deposits pursuant to Section 3.12, to be received on the following dates:

	1.	Withdrawals from the Class C Reserve Account deposited into the applicable Principal Funding sub‑Account on the related Transfer Date pursuant to Section 3.23(b)		$_____________

	2.	As of the date of receipt, Receivables Sales Proceeds received pursuant to Section 3.20(c)(i) deposited in the applicable Principal Funding sub‑Account as of the date of receipt by the Issuer		$_____________

D.	Reallocations of deposits to Principal Funding sub‑Accounts pursuant to Section 3.11:

	1.	Payments to Principal Funding sub‑Accounts pursuant to Section 3.11(b)(i) for the Class A Notes		$_____________

	2.	Payments to Principal Funding sub‑Accounts pursuant to Section 3.11(b)(ii) for the Class B Notes		$_____________

	3.	Payments to Principal Funding sub‑Accounts pursuant to Section 3.11(b)(iii) for the Class C Notes		$_____________

E.	Withdrawals from the Principal Funding Account pursuant to Section 3.14, to be made by the Indenture Trustee on the following dates:

	1.	Amount withdrawn from the applicable Principal Funding sub‑Accounts and remitted to the applicable Paying Agent on each Principal Payment Date, with respect to each tranche of Dollar Notes	$_____________

2.
Amount withdrawn from the applicable Principal Funding sub‑Accounts and paid to the applicable Derivative Party as specified in the applicable Derivative Agreement, with respect to each tranche of Notes which has a Performing Derivative Agreement for Principal
$_____________

3.
Dollar amount withdrawn from the applicable Principal Funding sub‑Accounts and converted to the applicable foreign currency at the Spot Exchange Rate pursuant to the applicable Derivative Agreement, with respect to each tranche of Notes which has a non‑Performing Derivative Agreement for principal.
$_____________

	4.	Amount of Prefunding Excess Amount withdrawn from the Principal Funding sub‑Accounts and paid to the Master Trust to increase the Investor Interest of the Collateral Certificate	$_____________

5.
Amount withdrawn from the applicable Principal Funding sub‑Accounts on the Legal Maturity Date of any tranche and applied to pay principal of that tranche or paid to the applicable Derivative Party for that tranche as specified in the applicable Derivative Agreement
$_____________

	6.	Amount paid to the Issuer	$_____________

F.	Amount of principal accreted on all tranches of Discount Notes and paid to the Master Trust pursuant to Section 3.17(a)		$_____________

G.	Allocations of reductions from Investor Charge‑Offs to the Nominal Liquidation Amount of subordinated classes pursuant to Section 3.05:

	1.	Initial allocation of Investor Charge‑Offs to each tranche of Outstanding Notes	$_____________

		Class A	$_____________
		Class B	$_____________
		Class C	$_____________

	2.	Amount reallocated to the Class C Notes, subject to the restrictions set forth in Section 3.05(c)		$_____________

	3.	Amount reallocated to the Class B Notes, subject to the restrictions set forth in Section 3.05(d)		$_____________

H.	Net proceeds from sales of Receivables for Accelerated Notes pursuant to Section 3.20			$_____________

III.	Targeted deposits to, and withdrawals of funds on deposit from, the Class C Reserve Account.

A.	Targeted deposit to the Class C Reserve Account pursuant to Section 3.22(a):

B.	Deposits to the Class C Reserve sub‑Accounts pursuant to Section 3.22:

	1.	Sum of the Class C Reserve sub‑Account deposits for each applicable tranche of Outstanding Notes:

		a.	[Tranche]	$_____________

		b.	[Tranche]	$_____________

			Total	$_____________

C.	Withdrawals from the Class C Reserve Account pursuant to Section 3.23:

	1.	Amount withdrawn from the applicable Class C Reserve sub‑Account and deposited in the applicable Interest Funding sub‑Account pursuant to Section 3.23(a):

		a.	Interest Funding sub‑Account for [Tranche]	$_____________

		b.	Interest Funding sub‑Account for [Tranche]	$_____________

			Total	$_____________

	2.	Amount withdrawn from the Class C Reserve sub‑Account and deposited in the applicable Principal Funding sub‑ Account pursuant to Section 3.23(b):

		a.	Principal Funding sub‑Account for [Tranche]	$_____________

		b.	Principal Funding sub‑Account for [Tranche]	$_____________

		Total		$_____________

3.	Amounts paid to the Issuer pursuant to Section 3.23(c)	$_____________

IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this __th day of ________, ____.

BANK OF AMERICA, NATIONAL ASSOCIATION, Servicer

By:
Name:
Title:

EXHIBIT C

[FORM OF] BASERIES SCHEDULE TO

 MONTHLY NOTEHOLDERS’ STATEMENT

BAseries

BA CREDIT CARD TRUST
MONTHLY PERIOD ENDING ________ __, ____

Reference is made to the Fifth Amended and Restated Series 2001‑D Supplement (the “Series 2001‑D Supplement”), dated as of [_____] [__], 201[_], among BA Credit Card Funding, LLC, as Transferor, Bank of America, National Association (successor by merger to FIA Card Services, National Association), a national banking association (the “Bank”), as Servicer, and The Bank of New York Mellon, as Trustee, the Fourth Amended and Restated Indenture (the “Indenture”), dated as of [_____] [__], 201[_], and the Third Amended and Restated BAseries Indenture Supplement (the “Indenture Supplement”), dated as of [_____] [__], 201[_], each between BA Credit Card Trust, as Issuer, and The Bank of New York Mellon, as Indenture Trustee.  Terms used herein and not defined herein have the meanings ascribed to them in the Series 2001‑D Supplement, the Indenture and the Indenture Supplement, as applicable.

The following computations are prepared with respect to the Transfer Date of ________ __, ____ and with respect to the performance of the Trust during the related Monthly Period.

The program documents for the BA Master Credit Card Trust II and the BA Credit Card Trust have been included as exhibits to a shelf registration statement on Form SF-3 filed with the Securities and Exchange Commission by BA Credit Card Funding, LLC, BA Master Credit Card Trust II and BA Credit Card Trust under Central Index Key Nos. 0001370238, 0000936988 and 0001128250, respectively, on [_____] [__], 201[_] (the “Registration Statement”).

A.            In accordance with Section 3.01 of the Indenture Supplement, BAseries Available Funds shall be applied in the priority described in the chart below.  This chart is only an overview of the application and priority of payments of BAseries Available Funds.  For a more detailed description, please see the Indenture Supplement as included in Exhibit [___] to the Registration Statement.

Application of BAseries Available Funds

BAseries Available Funds (including Collections of Finance Charge Receivables allocated to the Series 2001-D Certificate and the BAseries)

Class A Interest Payments or Deposits

Class B Interest Payments or Deposits

Class C Interest Payments or Deposits

Servicing Fee Payment (2.00% of Nominal Liquidation Amount)

Cover Defaults on Principal Receivables in BA Master Credit Card Trust II (treated as BAseries Available Principal Amounts)

Reimbursements of Nominal Liquidation Amount Deficits (treated as BAseries Available Principal Amounts)

Accumulation Reserve Account Deposits

Class C Reserve Account Deposits

Other Required Payments or Deposits, if any

Reimbursements of Class D and Shared Excess Available Funds

Remainder to Issuer

B.                  Targeted deposits to Interest Funding sub‑Accounts:

Class/Tranche	Target Deposit to Interest Funding sub‑Account for applicable Monthly Period	Actual Deposit to Interest Funding sub‑Account for applicable Monthly Period	Shortfall from earlier Monthly Periods	Interest Funding sub-account Balance prior to Withdrawals	Interest Funding sub‑Account Earnings

[Class A Total:]

[Class B Total:]

[Class C Total:]

[Total:]

C.                   Interest to be paid on the corresponding Interest Payment Date:

Class/Tranche	CUSIP Number	Interest Payment Date	Interest Rate	Amount of interest to be paid on corresponding Interest Payment Date

[Class A Total:]

[Class B Total:]

[Class C Total:]

[Total:]

D.                  Targeted deposits to Class C Reserve sub‑Accounts:

Tranche	Targeted Deposit to Class C Reserve sub‑Account for applicable Monthly Period	Actual Deposit to Class C Reserve sub‑Account for applicable Monthly Period	Class C Reserve sub‑Account Balance on Transfer Date prior to Withdrawals	Class C Reserve sub‑Account Earnings	Amount of interest to be paid on corresponding Interest Payment Date

[Total:]

E.                   Withdrawals to be made from the C Reserve sub‑Accounts on the corresponding [Transfer Date]:

Tranche	Targeted Deposit to Withdrawals for Interest	Actual Deposit to Withdrawals for Principal	Class C Reserve Class C Reserve sub-Account Balance on Transfer Date after withdrawals

Class C Total:

F.                   Targeted deposits to Principal Funding sub‑Accounts:

Class/Tranche	Targeted Deposit to Principal Funding sub‑Account for applicable Monthly Period	Actual Deposit to Principal Funding sub‑Account for applicable Monthly Period	Shortfall from earlier Monthly Periods	Principal Funding sub‑Account Balance on Transfer Date	Principal Funding sub‑Account Earnings

[Class A Total:]

[Class B Total:]

[Class C Total:]

[Total:]

G.                  Principal to be paid on the corresponding Principal Payment Date:

Class /Tranche	CUSIP Number	Principal Payment Date	Amount of principal to be paid on corresponding Principal Payment Date

[Class A Total:]

[Class B Total:]

[Class C Total:]

[Total:]

H.                  Stated Principal Amount, Outstanding Dollar Principal Amount and Nominal Liquidation Amount as of the end of the prior Monthly Period:

Class /Tranche	Initial Dollar Principal Amount	Outstanding Principal Amount	Adjusted Outstanding Principal Amount	Nominal Liquidation Amount

[Class A Total:]

[Class B Total:]

[Class C Total:]

[Total:]

I.                    Class A Usage of Class B and Class C Subordinated Amounts:

Tranche	Class A Usage of Class B Subordinated Amount for this Monthly Period	Class A Usage of Class C Subordinated Amount for this Monthly Period	Cumulative Class A Usage of Class B Subordinated Amount	Cumulative Class A Usage of Class C Subordinated Amount

[Total:]

J.                     Class B Usage of Class C Subordinated Amounts:

Tranche	Class B Usage of Class C Subordinated Amount for this Monthly Period	Cumulative Class B Usage of Class C Subordinated Amount

[Total:]

K.                  Nominal Liquidation Amounts for Tranches of Notes Outstanding:

Class/ Tranche	Beginning Nominal Liquidation Amount	Increases from accretions on Principal for Discount Notes	Increases from amounts withdrawn from the Principal Funding sub‑Account in respect of Prefunding Excess Amount	Reimburse- ments from BAseries Available Funds	Reductions due to reallocations of BAseries Available Principal Amounts	Reductions due to Investor Charge‑Offs	Reductions due to amounts on deposit in the Principal Funding sub‑Account	Ending Nominal Liquidation Amount

[Class A Total:]

[Class B Total:]

[Class C Total:]

[Total:]

L.	Excess Available Funds and 3 Month Excess Available Funds:

	Excess Available Funds	$_____

	Is 3 Month Excess Available Funds < 0? (Yes/No)	_____

M.	Other Performance Triggers:

Has a Class C Reserve sub‑Account funding trigger
	occurred? (Yes/No)	_____

N.	Repurchase Demand Activity (Rule 15Ga-1)
Most Recent Form ABS – 15G
Filed by: BA Credit Card Funding, LLC
CIK#: 0001370238
Filing Date: [_______] [__], 201[_]

IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Monthly Noteholders’ Statement this __th day of ________, ____.

BANK OF AMERICA, NATIONAL ASSOCIATION, as Servicer of the BAMaster Credit Card Trust II

By:
Name:
Title:

Schedule 1

Terms Documents

Class A(2001‑Emerald) Terms Document, dated as of August 15, 2001
Class A(2004‑3) Terms Document, dated as of March 17, 2004
Class A(2007‑1) Terms Document, dated as of January 18, 2007
Class A(2007‑4) Terms Document, dated as of March 20, 2007
Class A(2007‑11) Terms Document, dated as of August 2, 2007
Class A(2008‑2) Terms Document, dated as of March 14, 2008
Class A(2014‑1) Terms Document, dated as of February 13, 2014
Class A(2014‑2) Terms Document, dated as of May 14, 2014
Class A(2014‑3) Terms Document, dated as of September 15, 2014
Class A(2015‑1) Terms Document, dated as of February 6, 2015
Class A(2015-2) Terms Document, dated as of April 29, 2015

Class B(2010-1) Terms Document, dated as of January 15, 2010

Class C(2010-1) Terms Document, dated as of January 15, 2010

Schedule 1-1